                                                                       EXECUTION

                        RECONSTITUTED SERVICING AGREEMENT

         THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of December, 2001, by and between LEHMAN BROTHERS BANK, FSB, a federal savings bank (the "Seller" or "Lehman Brothers Bank, FSB"), and INDYMAC BANK, F.S.B., a federal savings bank (the "Servicer"), having an office at 3465 East Foothill Boulevard, Pasadena, California 91107, recites and provides as follows:

                                    RECITALS

         WHEREAS, the Seller acquired from the Servicer certain conventional, residential, fixed rate, first lien mortgage loans.

         WHEREAS, certain of these mortgage loans identified on Schedule I hereto (the "Schedule I Mortgage Loans") are currently being serviced by the Servicer for Lehman Brothers Bank, FSB pursuant to a Flow Mortgage Loan Purchase and Warranties Agreement for Conventional Fixed Rate Residential Mortgage Loans dated as of February 13, 2001 and annexed as Exhibit B hereto (the "Interim Servicing Agreement"), by and between Lehman Brothers Bank, FSB, as purchaser, and the Servicer, as servicer.

         WHEREAS, certain of these mortgage loans identified on Schedule II (the "Schedule II Mortgage Loans") (the Schedule I Mortgage Loans and the Schedule II Mortgage Loans collectively referred to as the "Serviced Mortgage Loans") are currently being serviced by the Servicer for Lehman Brothers Bank, FSB pursuant to a Seller's Warranties and Servicing Agreement for Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3 dated as of November 1, 2001 and annexed as Exhibit C hereto (the "SWSA"), by and between Lehman Brothers Bank, FSB, as purchaser, and the Servicer, as seller and servicer.

         WHEREAS, the Seller has conveyed the Serviced Mortgage Loans to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to U.S. Bank National Association (the "Trustee") pursuant to a trust agreement dated as of December 1, 2001 (the "Trust Agreement"), among the Trustee, Aurora Loan Services Inc., as master servicer ("Aurora," and, together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

         WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller to terminate the rights and obligations of the Servicer hereunder at any time without cause and to the other conditions set forth herein.

         WHEREAS, the Seller and the Servicer desire to consolidate the servicing of the Scheduled I Mortgage Loans currently serviced under the aforementioned Interim Servicing Agreement with the servicing of the Schedule II Mortgage Loans currently serviced under the provisions of the SWSA.

         WHEREAS, the Seller and the Servicer desire that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall constitute a Reconstitution Agreement which shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

         WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right under the conditions specified herein to terminate for cause the rights and obligations of the Servicer under this Agreement.

         WHEREAS, the Seller and the Servicer intend that each of the Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that LaSalle Bank, N.A. will act as custodian of the Serviced Mortgage Files for the Trustee pursuant to a Custodial Agreement, dated December 1, 2001, between LaSalle Bank, N.A. and the Trustee.

         3. Merger. For administrative convenience, the Servicer and the Seller hereby agree that (i) the servicing of those Schedule I Mortgage Loans currently serviced under the Interim Servicing Agreement and (ii) the servicing of those
Schedule II Mortgage Loans currently serviced under the SWSA shall all be serviced under the SWSA as reconstituted by this Agreement

         4. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         5. Servicing Fee. The parties hereto acknowledge that with respect to each Schedule I Mortgage Loan and for each period of one full month during the period commencing with the Cut-off Date (as defined in the Trust Agreement) and ending with the Servicing Transfer Date (i.e., the date selected by mutual agreement of the parties for the transfer of the servicing of the Schedule I Mortgage Loans to Aurora Loan Services Inc., but no later than April 1, 2002), the

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Servicing Fee for purposes of this Agreement shall equal one-twelfth of the product of (a) the Servicing Fee Rate of 0.25% and (b) the outstanding principal balance of each Schedule I Mortgage Loan. Such fee shall be computed monthly on the same principal amount and period respecting which any related interest payment on such Schedule I Mortgage Loan is computed. The obligation of the Trust Fund to pay such Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05 of the Servicing Agreement) of the Monthly Payment collected by the Servicer or as otherwise provided under Section 2.05

         6. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SASCO 2001-19 Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as Lehman Brothers Bank, FSB, as purchaser, under the SWSA to enforce the obligations of the Servicer under the SWSA, and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Article X of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of Lehman Brothers Bank, FSB under the SWSA and in connection with the performance of the Master Servicer's duties hereunder, the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         7. No Representations. Neither the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

         8. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

         All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

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              Aurora Loan Services Inc.
              2530 South Parker Road
              Suite 601
              Aurora, Colorado  80014
              Attention:  E. Todd Whittemore, Master Servicing, SASCO 2001-19
              Telephone:  (303) 632-3422
              Telecopier: (303) 632-3123

         All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

              The Chase Manhattan Bank
              New York, New York
              ABA#:  021-000-021
              Account Name: Aurora Loan Services Inc., Master Servicing Payment
                            Clearing Account
              Account No.:  066-611059
              Beneficiary:  Aurora Loan Services Inc.
              For further credit to:  SASCO 2001-19

         All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

              U.S. Bank National Association
              180 East Fifth Street
              St. Paul, Minnesota 55101
              Attention:  Structured Finance, SASCO 2001-19
              Telephone:  (651) 244-1909
              Facsimile:  (651) 244-1797

         All notices required to be delivered to the Seller hereunder shall be delivered to the Seller at the following address:

              Lehman Brothers Bank, FSB
              c/o Contract Finance
              399 Park Avenue, 7th Floor
              Attention:  Contract Finance - Leslee Gelber
              Telephone:  (212) 884-6292

         All notices required to be delivered to the Servicer hereunder shall be delivered to the address of its office as set forth in the first paragraph of this Agreement.

         9. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

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

         10. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         11. Reconstitution. The Seller and the Servicer agree that this Agreement is a "Reconstitution Agreement" and that the date hereof is the "Reconstitution Date," each as defined in the SWSA.

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

         Executed as of the day and year first above written.


                                       LEHMAN BROTHERS BANK, FSB,
                                         as Owner

                                       By: /s/ Gary T. Taylor
                                           -------------------------------
                                           Name:  Gary Taylor
                                           Title: Vice President


                                       INDYMAC BANK, F.S.B.,
                                         as Servicer

                                       By: /s/ John P. Kim
                                           -------------------------------
                                           Name:  John P. Kim
                                           Title: First Vice President

ACKNOWLEDGED BY:

AURORA LOAN SERVICES INC.,
  as Master Servicer

By: /s/ E. Todd Whittemore
    -------------------------------
    Name:  E. Todd Whittemore
    Title: Exec. Vice President


U.S. BANK NATIONAL ASSOCIATION,
     as Trustee

By: /s/ S. Christopherson
    -------------------------------
    Name:  S. Christopherson
    Title: Vice President

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Serviced Mortgage Loans and not relating to the servicing of the Mortgage Loans, (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded. In addition, the terms "Company" and "Mortgage Loans" as used in the SWSA shall refer to the "Servicer" and the "Serviced Mortgage Loans," respectively, unless otherwise specified herein.

2. The definition of "Mortgage Loan Remittance Rate" is hereby amended and restated in its entirety to read as follows:

         "Mortgage Loan Remittance Rate": With respect to (i) each Schedule I Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the Servicing Fee Rate and (ii) each Schedule II Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the greater of (a) the Servicing Fee Rate and (b) an amount equal to the Mortgage Interest Rate minus 6.50%.

3. The definition of "Principal Prepayment" is hereby amended by adding the parenthetical "(other than a balloon payment)" after the words "any payment" in the first line of such definition.

4. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

         "Qualified Depository": Any of (i) a depository the accounts of which are insured by the FDIC and the debt obligations of which are rated AA (or its equivalent) or better by each Rating Agency; (ii) the corporate trust department of any bank the debt obligations of which are rated at least A-1 or its equivalent by each Rating Agency; or (iii) Lehman Brothers Bank, FSB, a federal savings bank.

5. The definition of "Remittance Date" is hereby amended by adding the words "of any month" to the end of such definition.

6. Section 4.01 (Company to Act as Servicer) is hereby amended as follows by adding the following to the end of the second paragraph of such section:

         Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in the SWSA, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

7. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended by (i) replacing the words "in trust for the Purchaser of Conventional Residential Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3 and various Mortgagors" with the words "in trust for SASCO 2001-19 Trust Fund and various Mortgagors" and (ii) inserting the following parenthetical at the end of clause (i) after the words "all Principal Prepayments":

              (except any payments which are attributable to prepayment penalties or premiums on any Schedule II Mortgage Loan, such amounts to be retained by the Servicer)

8. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by (i) replacing the word "Purchaser" in the sixth line of clause
    (ii) with "the Trust Fund" and (ii) deleting the word "and" at the end of clause (vii), by replacing the period at the end of clause (viii) with a semicolon and by adding the following new clauses (ix), (x) and (xi):

              (ix) to invest funds in the Custodial Account in Eligible Investments in accordance with Section 4.09;

              (x) to reimburse itself for expenses incurred pursuant to Section 9.03; and

              (xi) to transfer funds to another Qualified Depository in accordance with Section 4.09 hereof.

9. Section 4.06 (Establishment of and Deposits to Escrow Account) is hereby amended by replacing the words "in trust for the Purchaser of Conventional Residential Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3 and various Mortgagors" with "in trust for SASCO 2001-19 Trust Fund and various Mortgagors."

10. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended as follows:

         (i) by replacing the existing third paragraph of such section with the following paragraph:

              The Servicer shall use commercially reasonable best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property.

         (ii) by adding the following paragraph to the end of such section:

              Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with such sale.

11. Section 5.01 (Remittances) is hereby amended and restated in its entirety to read as follows:

              On each Remittance Date the Servicer shall remit by wire transfer of immediately available funds to the Master Servicer (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all advances, if any, which the Servicer is obligated to make pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such monthly payment.

              With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

              All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

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

                   The Chase Manhattan Bank
                   New York, New York
                   ABA #: 021-000-021
                   Account Name: Aurora Loan Services Inc.
                                 Master Servicing Payment Clearing Account
                   Account Number: 066-611059
                   Beneficiary:  Aurora Loan Services Inc.
                   For further credit to:  Aurora Loan Services 2001-19

12. Section 5.02 (Statements to Purchaser) is hereby amended by replacing the first paragraph of such Section in its entirety with the following paragraph:

              Not later than the fifth Business Day of each month, the Servicer shall furnish to the Master Servicer (a) either (i) a monthly remittance advice containing such information in the form of FNMA form 2010 or such other form as shall be required by the FNMA Guides or by the Master Servicer as to the accompanying remittance for the period ending on the last day of the preceding Determination Date or (ii) such other monthly remittance advice reasonably acceptable to the Master Servicer and (b) all such information required pursuant to clause (a) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer.

              The monthly remittance advice shall also include on a current and cumulative basis the amount of any (i) claims filed, (ii) claim payments made, (iii) claims denied and (iv) policies cancelled with respect to those Serviced Mortgage Loans covered by any PMI Policy.

13. The parties hereto acknowledge that Section 8.01 (Provision of Information) and Section 8.02 (Financial Statements; Servicing Facilities) are inapplicable to this Agreement.

14. Section 6.03 (Termination Upon Transfer of Servicing; Termination Procedures) is hereby amended by replacing all references to the "Purchaser" in the second and fourth paragraphs with "the Seller."

15. Sections 9.01 (Indemnification; Third Party Claims) is replaced by the following:

              The Servicer shall indemnify the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans during the Interim Period in strict compliance with the terms of this Agreement. The Servicer immediately shall notify the Seller, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Servicer shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Servicer for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the failure of the Servicer to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

              The Trust Fund shall indemnify the Servicer and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Servicer may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

              In the event a dispute arises between an indemnified party and the Servicer with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

16. Section 9.03 (Limitation on Liability of Company and Others) is replaced by the following:

              Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Master Servicer, the Trustee, or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Company and any director, officer, employee or agent of the Company shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Trust Agreement, or the Certificates other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Company may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor out of the Custodial Account it maintains as provided by Section 4.04.

17. The first paragraph of Section 9.04 (Limitation on Resignation and Assignment by Seller) is hereby amended in its entirety to read as follows:

              The Servicer shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof (to other than a third party in the case of outsourcing routine tasks such as taxes, insurance and property inspection, in which case the Servicer shall be fully liable for such tasks as if the Servicer performed them itself) or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Trustee and the Master Servicer, which consent shall be granted or withheld in the reasonable discretion of such parties; provided, however, that the Servicer may assign its rights and obligations hereunder without prior written consent of the Trustee and the Master Servicer to any entity that is directly owned or controlled by the Servicer, and the Servicer guarantees the performance of such entity hereunder. In the event of such assignment by the Servicer, the Servicer shall provide the Trustee and the Master Servicer with a written statement guaranteeing the successor entity's performance of the Servicer's obligations under the Agreement.

18. Section 10.01 (Events of Default) is hereby amended as follows:

         (i) By replacing all references to "Purchaser" in the paragraph following clause (x) of such section to "Master Servicer"; and

         (ii) by replacing the last paragraph thereof with the following:

              Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Serviced Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Seller and the Master Servicer. Upon written request from the Seller, the Servicer shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Serviced Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Seller and the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Serviced Mortgage Loans.

19. The parties hereto acknowledge that the word "Purchaser" in Section 10.02 (Waiver of Defaults) shall refer to the "Master Servicer with the prior consent of the Trustee."

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

20. Section 11.01 (Termination) is hereby amended by replacing the words "the Company and the Purchaser" with the words "the Servicer, the Seller and the Master Servicer."

21. Section 11.02 (Termination Without Cause) is hereby amended by (i) replacing all references to "Purchaser" in such section with the "Seller," (ii) by adding the words "upon 30 days notice" after the words "at its sole option" in the first sentence of such section, (iii) by changing the reference to
    Section 13.05 to Section 12.05, (iv) by replacing all references to "Mortgage Loans" in the second and third paragraph of such section with the term "Schedule II Mortgage Loans."

22. Section 12.01 (Successor to Company) is hereby amended and restated in its entirety to read as follows:

              Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement and (iii) and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement. Any successor to the Servicer that is not at that time a Servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Seller, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on the Serviced Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Section 3.01, it being understood that the provisions of such section shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

              Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Servicer shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or any Escrow Account or thereafter received with respect to the Serviced Mortgage Loans.

              Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer and the Master Servicer an instrument (i) accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation.

              The Servicer shall deliver within three (3) Business Days to the successor Servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan Documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

              Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

              Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (whether as a result of termination or removal of the Servicer or resignation of the Servicer or otherwise), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Servicer hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated, removed or resigning Servicer from its own funds without reimbursement.

23. Intended Third Party Beneficiaries. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Servicer shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

                                    EXHIBIT B

              Flow Mortgage Loan Purchase and Warranties Agreement

                           Schedule of Mortgage Loans*

* Data field indicates whether loan is servicing released (Schedule I Loan) or servicing retained (Schedule II Loan).

                                 AMENDMENT NO. 1
                     TO THE FLOW INTERIM SERVICING AGREEMENT

         This is Amendment No. 1 (the "Amendment No. 1"), dated as of June 27, 2001, by and between by and between IndyMac Bank, F.S.B. (the "Seller"), a federal savings bank and Lehman Brothers Bank, FSB, a federal savings bank (the "Purchaser").to that certain Flow Interim Servicing Agreement, dated as of February 13, 2001 (the "Existing Servicing Agreement").

                               W I T N E S S E T H

         WHEREAS, solely with respect to the Mortgage Loans sold by the Seller and purchased by the Purchaser pursuant to the June 21, 2001 and June 27, 2001 closings, the Seller and the Purchaser have agreed, subject to the terms and conditions of this Amendment, that the Existing Servicing Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Servicing Agreement.

         Accordingly, the Seller and the Purchaser hereby agree, in consideration of the mutual premises and mutual obligations set forth herein, that the Existing Servicing Agreement is hereby amended as follows: 1

         (a) Section 1.01 of the Existing Servicing Agreement is hereby amended by adding the following definitions:

          Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending in the first day of the month of the Remittance Date.

          Monthly Advance: The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Seller pursuant to
          Section 3.03 on the Business Day immediately preceding the Remittance Date of the related month.

          Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Due Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal
          Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

          Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

         Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

         Servicing Fee Rate: 0.25% per annum.

         Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         (b) Section 1.01 of the Existing Servicing Agreement is hereby amended by deleting the existing definitions of Servicing Advance and Servicing Fee in their entirety and replacing them with the following language.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Seller of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under
         Section 2.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Seller, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 2.05) of such Monthly Payment collected by the Seller, or as otherwise provided under Section 2.05.

         (c) The second paragraph of Section 2.04 of the Existing Servicing Agreement is hereby amended by deleting the entire paragraph in its entirety and replacing it with the following language:

                   The Seller shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Seller and payments made by the Seller after the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date, or received by the Seller prior to the Cut-off Date but allocable to a period subsequent thereto:

                   (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

                   (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

                   (iii) all Liquidation Proceeds;

                   (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 2.11 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or Cooperative Unit, as applicable, or released to the Mortgagor in accordance with Section 2.15), Section 2.12 and
         Section 2.16;

                   (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or Cooperative Unit, as applicable, or released to the Mortgagor in accordance with Section 2.15;

                   (vi) all prepayment penalties;

                   (vii) any amount required to be deposited in the Custodial Account pursuant to Section 2.01, 2.10, 2.17, 3.03, 4.01 or 4.02;

                   (viii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 8 of the Purchase Agreement; and

                   (ix) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

                   (x) any amounts required to be deposited by the Seller pursuant to Section 2.11 in connection with the deductible clause in any blanket hazard insurance policy.

         (d) Section 2.05 of the Existing Servicing Agreement is hereby amended by deleting the entire paragraph in its entirety and replacing it with the following language:

                   The Seller shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

                   (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 3.01;

                   (ii) to reimburse itself for Monthly Advances of the Seller's funds made pursuant to Section 3.03, the Seller's right to reimburse itself pursuant to this subclause (ii) being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 8 of the Purchase Agreement or Section 4.02 of this Agreement, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

                   (iii) to reimburse itself for unreimbursed Servicing Advances, any unpaid Servicing Fees and for unreimbursed advances of Seller funds made pursuant to Section 2.17, the Seller's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser except that, where the Seller is required to repurchase a Mortgage Loan pursuant to Section 8 of the Purchase Agreement or Section 4.02 of this Agreement, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan; (iv) to pay itself interest on funds deposited in the Custodial Account;

                   (iv) to pay itself interest on funds deposited in the Custodial Account;

                   (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 4.03;

                   (vi) to clear and terminate the Custodial Account upon the termination of this Agreement; and

                   (vii) to withdraw funds deposited in error.

         (e) Section 3.01 of the Existing Servicing Agreement is hereby amended by deleting the entire paragraph in its entirety and replacing it with the following language:

         Section 3.01 Remittances.

                   On each Remittance Date the Seller shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 2.05), plus (b) all amounts, if any, which the Seller is obligated to distribute pursuant to Section
         3.03 minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 2.04(ix), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

                   With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

         (f) Section 3.03 of the Existing Servicing Agreement is hereby amended by deleting the entire paragraph in its entirety and replacing it with the following language:

                   Section 3.03 Monthly Advances by Seller.

                   On or prior to the Remittance Date, the Seller shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 2.01. The Seller's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the earliest of (i) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; (ii) the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; and (iii) the date on which the Seller determines that further Monthly Advances would not be recoverable (provided, that with respect to each Mortgage Loan for which the Seller determines further Monthly Advances would not be recoverable, the Seller shall deliver to the Purchaser an Officer's Certificate).

         (g) Section 4.03 of the Existing Servicing Agreement is hereby amended by deleting the entire paragraph in its entirety and replacing it with the following language:

                   Section 4.03 Servicing Compensation.

                   As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Seller.

                   Additional servicing compensation in the form of assumption fees, to the extent provided in Section 4.01, and late payment charges shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

         (h) Limited Effect; No Waiver The parties hereto acknowledge and agree that this Amendment shall apply solely to the Mortgage Loans purchased by the Purchaser from the Seller pursuant to the June 21, 2001 and June 27, 2001 closings, and subject to the provisions of this Amendment No. 1, the provisions of the Existing Servicing Agreement shall remain in full force and effect and that the execution of this Amendment No. 1 by the Purchaser shall not operate as a waiver of any of its rights, powers or privileges under the Existing Servicing Agreement except as expressly set forth herein.

         (i) Conditions Precedent. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the following conditions precedent shall have been satisfied:

         (i) Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following, each of which shall be satisfactory to the Buyer in form and substance:

         (A) this Amendment, executed and delivered by a duly authorized officer of the Buyer and the Seller;

         (B) such other documents as the Buyer or counsel to the Buyer may reasonably request.

         (ii) No Default. On the Amendment Effective Date, (i) the Seller shall be in compliance with all the terms and provisions set forth in the Existing Servicing Agreement on its part to be observed or performed, (ii) the representations and warranties made and restated by the Seller pursuant to Section (j) of this Amendment shall be true and complete on and as of such date with the same force and effect as if made on and as of such date, and (iii) no Default shall have occurred and be continuing on such date.

         (j) Representations and Warranties. The Seller hereby represents and warrants to the Purchaser that it is in compliance with all the terms and provisions set forth in the Existing Servicing Agreement on its part to be observed or performed, and that no Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in
Section 10 of the Existing Servicing Agreement.

         (k) Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Servicing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. Each reference to the Existing Servicing Agreement shall be deemed to be a reference to the Existing Servicing Agreement as amended hereby.

         (l) All other terms, conditions, and provisions of the Existing Servicing Agreement, are hereby affirmed and shall remain in full force and effect as written.

         (m) This Amendment No. 1 shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         (n) This Amendment No. 1 may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement.

                     [Signatures Commence on Following Page]

         IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       LEHMAN BROTHERS BANK, FSB

                                       Purchaser

                                       By:____________________________
                                       Name:__________________________
                                       Title:___________________________


                                       INDYMAC BANK, F.S.B.

                                       Seller

                                       By:____________________________
                                       Name:__________________________
                                       Title:___________________________

================================================================================


              FLOW MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT



                                     between


                           LEHMAN BROTHERS BANK, FSB,


                                    PURCHASER


                                       and



                              INDYMAC BANK, F.S.B.,



                                     SELLER


              CONVENTIONAL, FIXED RATE, RESIDENTIAL MORTGAGE LOANS




                          Dated as of February 13, 2001


================================================================================

                                TABLE OF CONTENTS

                                                                           Page
                                                                           -----
SECTION 1.   DEFINITIONS.......................................................1

SECTION 2.   CONVEYANCE FROM SELLER TO PURCHASER...............................8

SECTION 3.   PURCHASE PRICE...................................................12

SECTION 4.   SERVICING OF THE MORTGAGE LOANS..................................13

SECTION 5.   TRANSFER OF SERVICING............................................13

SECTION 6.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLER.............15

SECTION 7.   REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL
             MORTGAGE LOANS...................................................18

SECTION 8.   REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES;
             ADDITIONAL REPURCHASE OBLIGATIONS................................28

SECTION 9.   CLOSING..........................................................31

SECTION 10.  CLOSING DOCUMENTS................................................32

SECTION 11.  MERGER OR CONSOLIDATION OF THE SELLER............................33

SECTION 12.  COSTS............................................................34

SECTION 13.  PROTECTION OF CONFIDENTIAL INFORMATION...........................34

SECTION 14.  NOTICES..........................................................34

SECTION 15.  SEVERABILITY CLAUSE..............................................34

SECTION 16.  COUNTERPARTS.....................................................35

SECTION 17.  PLACE OF DELIVERY AND GOVERNING LAW..............................35

SECTION 18.  FURTHER AGREEMENTS...............................................35

SECTION 19.  INTENTION OF THE PARTIES.........................................35

SECTION 20.  SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT.........36

SECTION 21.  WAIVERS; OTHER AGREEMENTS........................................36

SECTION 22.  EXHIBITS.........................................................36

SECTION 23.  GENERAL INTERPRETIVE PRINCIPLES..................................36

SECTION 24.  REPRODUCTION OF DOCUMENTS........................................37

SECTION 25.  RECORDATION OF ASSIGNMENTS OF MORTGAGE...........................37

SECTION 26.  NO PERSONAL SOLICITATION.........................................37

SECTION 27.  INTEGRATION......................................................38

                                    EXHIBITS

EXHIBIT A    MORTGAGE LOAN SCHEDULE
EXHIBIT B    CONTENTS OF EACH MORTGAGE FILE
EXHIBIT C    FLOW INTERIM SERVICING AGREEMENT
EXHIBIT D    FORM OF SELLER'S OFFICER'S CERTIFICATE
EXHIBIT E    FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT F    FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT G    FORM OF SECURITY RELEASE CERTIFICATION
EXHIBIT H    FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT I    SELLER'S UNDERWRITING GUIDELINES
EXHIBIT J    ASSIGNMENT AND CONVEYANCE

              FLOW MORTGAGE LOAN PURCHASE AND WARRANTIES AGREEMENT

         This is a Flow Mortgage Loan Purchase and Warranties Agreement (the "Agreement"), dated as of February 13, 2001 by and between Lehman Brothers Bank, FSB, having an office at Three World Financial Center, Eighth Floor, New York, NY 10285 (the "Purchaser") and IndyMac Bank, F.S.B. having an office at 155 North Lake Avenue, 3rd Floor, Pasadena, CA 91101 (the "Seller").

         WHEREAS, the Seller desires to sell from time to time to the Purchaser, and the Purchaser desires to purchase from time to time from the Seller, certain conventional fixed rate residential first lien mortgage loans (the "Mortgage Loans") on a servicing released basis as described herein, and which shall be delivered as whole loans;

         WHEREAS, each Mortgage Loan is secured by a Mortgage, creating a first lien on a Mortgaged Property located in the jurisdiction indicated on the related Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and


         WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans.

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

         SECTION 1. DEFINITIONS.

         The following terms are defined as follows (except as otherwise agreed in writing by the parties):

         Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property, or, with respect to a Cooperative Loan, where the related Cooperative Project, is located.

         Agreement: This Flow Mortgage Loan Purchase and Warranties Agreement and all amendments hereof and supplements hereto.

         ALTA: The American Land Title Association or any successor thereto.

         Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property or Cooperative Unit, as applicable.

         Approved Flood Insurance Contract Provider: A flood insurance contract provider acceptable to Fannie Mae or Freddie Mac.

         Approved Tax Service Contract Provider: First American.

         Assignment and Conveyance: any assignment and conveyance in the form attached hereto as Exhibit J

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

         BIF: The Bank Insurance Fund, or any successor thereto.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York or California are authorized or obligated by law or executive order to be closed.

         Closing Date: The date or dates set forth on the related Purchase Price and Terms Letter on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Cooperative Corporation: The cooperative apartment corporation that holds legal title to a Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

         Cooperative Loan: A Mortgage Loan identified as such on the applicable Mortgage Loan Schedule that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

         Cooperative Project: All real property owned by a Cooperative Corporation including the land, separate dwelling units and all common elements.

         Cooperative Shares: The shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificate.

         Cooperative Unit: Means a specific unit in a Cooperative Project.

         Custodial Account: The separate trust account created and maintained pursuant to Section 2.04 of the Flow Interim Servicing Agreement.

         Custodial Agreement: That certain Custodial Agreement, dated as of July 13, 1999, by and between the Purchaser and LaSalle National Bank, N.A.

         Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

         Cut-off Date: The date set forth on the related Purchase Price and Terms Letter.

         Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Seller in accordance with the terms of this Agreement.

         Determination Date: The 5th day of the month (or if such day is not a Business Day, the first Business Day preceding such 5th day) in which the related Remittance Date occurs.

         Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month following the actual Due Date.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

         Escrow Account: The separate account created and maintained pursuant to
Section 2.06 of the Flow Interim Servicing Agreement.

         Escrow Mortgage Loan: A Mortgage Loan for which Escrow Payments are required to be escrowed by the Mortgage or any other document.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other document.

         Exception Mortgage Loan: A Mortgage Loan which was originated as an exception to the Seller's underwriting guidelines in effect at the time of origination, as attached hereto as Exhibit I.

         Fannie Mae: Fannie Mae, or any successor thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FICO Score: A statistical credit score obtained by mortgage lenders in connection with the loan application at origination to help assess a borrower's credit worthiness.

         Freddie Mac: Freddie Mac, or any successor thereto.

         Initial Terms Letter: That certain Purchase Price and Terms Letter dated as of January 18, 2001, as revised as of February 10, 2001 by and between the Seller and the Purchaser.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

         Flow Interim Servicing Agreement: That certain Flow Interim Servicing Agreement, dated as of the date of hereof by and between the Purchaser and the Seller.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the outstanding principal amount of the Mortgage Loan as of the related Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         Mortgage: The mortgage, deed of trust, Pledge Agreement or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note, or in the case of each Cooperative Loan creates a first priority security interest on the Cooperative Shares and Proprietary Lease securing the Mortgage Note.

         Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, Servicing Rights and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: The documents contained in the Mortgage File pertaining to each Mortgage Loan.

         Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Seller on a Closing Date.

         Mortgage Loan Schedule: A schedule of Mortgage Loans annexed hereto as Exhibit A, each such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's and co-Mortgagor's (if applicable) name; (3) the street address of the Mortgaged Property including the city, state, county and zip code; (4) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family residence, a unit in a planned unit development, a townhouse, a cooperative unit or a unit in a low-rise or high-rise condominium project; (5) the number of units for all Mortgaged Properties; (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) a code indicating the lien status of the Mortgage Loan; (8) the Loan-to-Value Ratio at origination; (9) the Appraised Value and purchase price, if applicable, of the Mortgaged Property; (10) the Mortgage Interest Rate at the date of origination; (11) the date on which the Mortgage Loan was committed to or approved; (12) the date on which the Mortgage Loan was originated; (13) the first payment date of the Mortgage Loan; (14) the stated maturity date; (15) the amount of the Monthly Payment as of the related Cut-off Date; (16) the amount of the Monthly Payment as of the date of origination; (17) the next Due Date; (18) a code indicating the payment status of the Mortgage Loan (bankruptcy, foreclosure, REO); (19) the original principal amount of the Mortgage Loan; (20) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal received on or before the related Cut-off Date; (21) a code indicating the loan purpose type;
(22) the occupancy status of the Mortgaged Property at the time of origination;
(23) the Mortgagor's and co-Mortgagor's (if applicable) FICO Score; (24) a code indicating the PMI Policy provider and percent of coverage (if applicable); (25) the PMI Policy certificate number and a code indicating the method of payment for PMI Policy premiums and cost (lender paid PMI Policy), if applicable; (26) a code indicating the type of documentation program; (27) the back-end debt to income ratio; (28) the number of Mortgagors; (29) the Mortgagor's and co-Mortgagor's, if applicable, social security number; (30) the annual income, combined, of the Mortgagor and co-Mortgagor, if applicable; (31) a code indicating the prepayment penalty term and the prepayment penalty amount of the Mortgage Loan, if any; (32) the Servicing Fee as set forth in the Flow Interim Servicing Agreement; (33) the Approved Flood Insurance Contract Provider; (34) the monthly tax and insurance payment; and (35) the escrow balance as of the related Cut-off Date. With respect to the Mortgage Loans in the aggregate, the related Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: The residential real property securing repayment of the debt evidenced by a Mortgage Note or with respect to a Cooperative Loan, the Cooperative Shares and the Proprietary Lease.

         Mortgagor: The obligor on a Mortgage Note.

         Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Seller, and delivered to the Purchaser as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Seller, reasonably acceptable to the Purchaser.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         Pledge Agreement: The specific security agreement or pledge agreement creating a security interest on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

         PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

         Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate under the "Money Rates" section of The Wall Street Journal.

         Proprietary Lease: A lease on (or occupancy agreement with respect to) a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares or the Seller in such Cooperative Unit.

         Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller in exchange for the related Mortgage Loan Package as calculated in Section 3 of this Agreement.

         Purchase Price and Terms Letter: With respect to each purchase of a Mortgage Loan Package hereunder, that certain letter agreement setting forth the general terms and conditions of such transaction and identifying the Mortgage Loans to be purchased thereunder, by and between the Seller and the Purchaser.

         Purchaser: Lehman Brothers Bank, FSB or its successor in interest or assigns or any successor to the Purchaser under this Agreement as herein provided.

         Qualified Appraiser: An appraiser, duly appointed by the Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

         Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Seller for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate not less than and not more than 2% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; and (iv) comply with each representation and warranty set forth in Section 6 and 7.

         Remittance Date: The 10th day of each month (or if such day is not a Business Day, the Business Day immediately following such 10th day).

         REO Disposition Proceeds: All amounts received with respect to an REO disposition.

         Repurchase Price: With respect to any Mortgage Loan, a price equal to
(i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received, if any, plus amounts advanced, if any, by any servicer, in respect of such repurchased Mortgage Loan.

         Seller: IndyMac Bank, F.S.B. or its successor in interest or assigns or any successor to the Seller under this Agreement as herein provided.

         Servicing File: With respect to each Mortgage Loan the file retained by the Seller consisting of originals of all documents in the Mortgage File, which are not delivered to the Purchaser or the Purchaser's designee, and copies of the Mortgage Loan Documents listed on Exhibit B hereto

         Servicing Rights: Any and all of the following: (a) any and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Seller for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights and all rights of the Seller thereunder; (e) Escrow Payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Seller with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; and (g) any and all documents, files, records, servicing files, servicing documents, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans or pertaining to the past, present or prospective servicing of the Mortgage Loans.

         Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         Transfer Date: The date on which the Purchaser, or its designee, shall receive the transfer of servicing responsibilities and begin to perform the servicing of the related Mortgage Loans, and the Seller shall cease all servicing responsibilities. Such date shall occur on the day provided in the related Purchase Price and Terms Letter.

         The parties intend hereby to set forth the terms and conditions upon which the proposed transactions will be effected, and, in consideration of the premises and the mutual agreements set forth herein, agree as follows:

         SECTION 2. CONVEYANCE FROM SELLER TO PURCHASER.

         (a) Conveyance of Mortgage Loans; Possession of Mortgage Files.

         On each Closing Date, the Seller, simultaneously with the execution and delivery of the related Closing Documents and receipt of the Purchase Price, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans in the related Mortgage Loan Package, together with the Servicing Rights with respect to such Mortgage Loans and Mortgage Files and all rights and obligations arising under the documents contained therein for each Mortgage Loan in the related Mortgage Loan Package. Pursuant to Section 2(c) hereof, the Seller has delivered the Mortgage File for each Mortgage Loan in the related Mortgage Loan Package to the Purchaser. The contents of each Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Flow Interim Servicing Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of Purchaser as the owner thereof. The Seller's possession of any portion of the Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Flow Interim Servicing Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only. The Servicing File retained by the Seller pursuant to the Flow Interim Servicing Agreement shall be segregated from the other books and records of the Seller and shall be appropriately marked to clearly reflect the sale of the related Mortgage Loan to the Purchaser. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with the Flow Interim Servicing Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Section 8.

         (b) Books and Records.

         Record title to each Mortgage and the related Mortgage Note shall be in the name of the Purchaser or as Purchaser shall designate. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date with the exception of funds previously advances on or in connection with a Mortgage Loan shall be vested in the Purchaser; provided, however, that all funds received on or in connection with a Mortgage Loan shall be received and held by the Seller in trust for the benefit of the Purchaser as the owner of the Mortgage Loans subject to the terms of the Flow Interim Servicing Agreement.

         The sale of each Mortgage Loan shall be reflected on the Seller's balance sheet and other financial statements as a sale of assets by the Seller.

         This Agreement continuously, from the time of its execution, shall be an official record of the Seller and Seller will maintain a copy of this Agreement and each agreement related hereto in its official books and records.

         (c) Delivery of Mortgage Loan Documents.

         On or prior to the date seven (7) Business Days prior to the related Closing Date, the Seller shall deliver to the Purchaser, or its designee, each of the following documents for each Mortgage Loan in the related Mortgage Loan
Package:

    1. The original Mortgage Note bearing all intervening endorsements, endorsed, "Pay to the order of ________________, without recourse" and signed in the name of the Seller or the originator by an authorized officer. In the event that the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "IndyMac Bank, F.S.B., formerly known as [previous name]".

    2. The original Mortgage, with evidence of recording thereon or, with respect to each Cooperative Loan, the original Pledge Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage. In addition, the Seller shall deliver and release to the Purchaser the original recorded Mortgage within 90 days after the related Closing Date. If the Seller fails to deliver the original Mortgage within 90 days after the related Closing Date, the Seller shall deliver (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such

         Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage. In addition, the Seller shall deliver and release to the Purchaser the original recorded Mortgage within 90 days after the related Closing Date.

    3. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or a copy of such Mortgage certified by the related public recording office to be a true and complete copy of the original document.

    4. The original Assignment of Mortgage, signed in the name of the Seller or originator, in blank, which assignment shall be in form and substance acceptable for recording but not recorded or with respect to each Cooperative Loan, Assignment of Pledge Agreement. In the event that the Mortgage Loan was acquired by the Seller in a merger, the assignment must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the assignment must be by "IndyMac Bank, F.S.B., formerly known as [previous name]"

    5. Originals of all intervening assignments of the Mortgage with evidence of recording thereon or with respect to each Cooperative Loan, intervening assignments of the Pledge Agreement, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

    6. With respect to each Mortgage Loan other than a Cooperative Loan, the original or electronic copy (in form generally acceptable on the secondary market) of the mortgagee policy of title insurance, except for those Mortgage Loans originated within 60 days before the related Closing Date, for which Mortgage Loans the Seller shall have delivered and released to the Purchaser the related binders. In addition, the Seller shall deliver to the Purchaser the original policy of title insurance within 90 days after the related Closing Date. The policy must be properly endorsed, any necessary notices of transfer must be forwarded and any other action required to be taken must be taken in order to fully protect, under the terms of the policy and applicable law, Purchaser's interest as first mortgagee.

    7. With respect to each Cooperative Loan: (a) the Cooperative Shares, (b) a stock power executed in blank by the Person in whose name the Cooperative Shares are issued, (c) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, (d) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (e) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder and (f) any guarantees, if applicable.

         The contents of the Mortgage File for each Mortgage Loan, not expressly stated above, and as set forth in Exhibit B hereto, except such documents retained by the Seller pursuant to Section 2(a) herein shall be delivered to the Purchaser or its designee within 10 days of the related Transfer Date.

         In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and
(iv) specify the date the applicable recorded document will be delivered to Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

         The Mortgage Loan Documents listed in (i) - (vii) of this subsection 2(c) shall be delivered to the Purchaser notwithstanding the execution of the Flow Interim Servicing Agreement by the Purchaser and the Seller.

         At the request of the Purchaser, the Seller has delivered and released to the Custodian those Mortgage Loan Documents listed in (i) - (vii) of this subsection 2(c) and as required by the Custodial Agreement with respect to each Mortgage Loan a list of which is set forth in the Custodial Agreement.

         The Purchaser represents that the Custodian has certified its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Purchaser shall be responsible for maintaining the Custodial Agreement and shall pay all fees and expenses of the Custodian.

         The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with the Flow Interim Servicing Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

         SECTION 3. PURCHASE PRICE.

         (a) The Purchase Price with respect to any Closing Date shall be the percentage of par as stated in the related Purchase Price and Terms Letter, multiplied by the aggregate principal balance, as of the related Cut-off Date, of the Mortgage Loans in the related Mortgage Loan Package, as listed on the final Mortgage Loan Schedule, after application of payments of principal received on or before the related Cut-off Date. The initial principal amount of the Mortgage Loans in the related Mortgage Loan Package shall be the aggregate principal balance of the Mortgage Loans, so computed as of the related Cut-off Date.

         In addition to the Purchase Price as described above, the Purchaser shall pay to the Seller, at closing, accrued interest on the initial principal amount of the Mortgage Loans in the related Mortgage Loan Package at the weighted average Mortgage Interest Rate less the servicing fee pursuant to and in accordance with the Flow Interim Servicing Agreement, from the date interest was last received on the Mortgage Loan through the day prior to the related Closing Date, inclusive.

         (b) The Purchase Price shall be paid on the related Closing Date by wire transfer of immediately available federal funds (provided that, if all conditions precedent set forth in Section 9 hereof have been completed on the date prior to the related Closing Date, the Purchase Price shall be wired on or before 12:00 noon Pacific time).

         (c) The Purchaser shall be entitled to (1) all principal received after the related Cut-off Date less Advances, (2) all other recoveries of late charges, assumption fees, prepayment penalties or other charges collected after the related Cut-off Date, and (3) all payments of interest on the Mortgage Loans in the related Mortgage Loan Package at the Mortgage Interest Rate after the related Cut-off Date. The principal balance of each Mortgage Loan in the related Mortgage Loan Package as of the related Cut-off Date is determined after application of payments of principal received on or before the related Cut-off Date. All payments of principal and interest

(minus interest at the servicing fee rate, pursuant to the Flow Interim Servicing Agreement) due on the first day of the month after the related Cut-off Date shall belong to the Purchaser.

         SECTION 4. SERVICING OF THE MORTGAGE LOANS.

         The Mortgage Loans in each Mortgage Loan Package have been sold by the Seller to the Purchaser on a servicing released basis. Subject to, and upon the terms and conditions of this Agreement and the Flow Interim Servicing Agreement, the Seller hereby sells, transfers, assigns and delivers to the Purchaser, on the related Closing Date, the Servicing Rights with respect to each Mortgage Loan in the related Mortgage Loan Package.

         With respect to each Mortgage Loan sold to the Purchaser in a Mortgage Loan Package, on the related Closing Date, the Purchaser shall retain the Seller as the contract servicer of the Mortgage Loans for an interim period pursuant to and in accordance with the terms and conditions contained in the Flow Interim Servicing Agreement. The Purchaser and Seller shall simultaneously execute the Flow Interim Servicing Agreement on the initial Closing Date in the form attached hereto as Exhibit C, with this Agreement.

         Pursuant to the Flow Interim Servicing Agreement, the Seller shall begin servicing the Mortgage Loans in each Mortgage Loan Package on behalf of the Purchaser as of the related Closing Date and shall be entitled to all servicing fees due the Seller as set forth in the Flow Interim Servicing Agreement. The Seller shall conduct such servicing in accordance with the terms of the Flow Interim Servicing Agreement.

         SECTION 5. TRANSFER OF SERVICING.

         With respect to each Mortgage Loan, on the related Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Seller shall cease all servicing responsibilities related to, the Mortgage Loans. The related Transfer Date shall be the date set forth in the related Purchase Price and Terms Letter.

         On or prior to the related Transfer Date the Seller shall, at its sole cost and expense take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

         (a) Notice to Mortgagors. The Seller shall mail to the Mortgagor of each Mortgage a letter advising the Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee; in accordance with the Cranston Gonzales National Affordable Housing Act of 1990 provided, however, the content and format of the letter shall have the prior approval of the Purchaser. The Seller shall provide the Purchaser with an electronic file of all such notices no later than the related Transfer Date.

         (b) Notice to Taxing Authorities, Insurance Companies and Cooperative Corporations. The Seller shall transmit to the applicable service bureau, insurance companies (including primary mortgage insurance policy insurers, if applicable) and Cooperative Corporations and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices, tax bills, insurance statements and cooperative charge bills and assessments, as the case may be, to the Purchaser from and after the related Transfer Date. The Seller shall provide the Purchaser with an electronic file, and hard copy report of all such notices no later than the related Transfer Date.

         (c) Delivery of Servicing Records. The Seller shall forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Seller's possession relating to each Mortgage Loan including the information enumerated in the Flow Interim Servicing Agreement (if applicable).

         (d) Escrow Payments. The Seller shall provide the Purchaser, or its designee, where applicable, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the Mortgage Loans. The Seller shall provide the Purchaser with an accounting statement of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans. Additionally, the Seller shall wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Seller less interim servicing fees.

         (e) Payoffs and Assumptions. The Seller shall provide to the Purchaser, or its designee, copies of all assumption and payoff statements generated by the Seller on the Mortgage Loans from the related Cut-off Date to the related Transfer Date.

         (f) Mortgage Payments Received Prior to the Related Transfer Date. Prior to the related Transfer Date all payments received by the Seller on each Mortgage Loan shall be properly applied by the Seller to the account of the particular Mortgagor.

         (g) Mortgage Payments Received After the Related Transfer Date. The amount of any Monthly Payments received by the Seller after the related Transfer Date shall be forwarded to the Purchaser by overnight mail on the date of receipt for a period of 30 days following the related Transfer Date, and thereafter by regular mail. The Seller shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Seller forwards with its payment sufficient information to permit appropriate processing of the payment by the Purchaser. The Seller shall assume full responsibility for the necessary and appropriate legal application of Monthly Payments received by the Seller after the related Transfer Date with respect to Mortgage Loans then in foreclosure or bankruptcy; provided, for purposes of this Agreement, necessary and appropriate legal application of such Monthly Payments shall include, but not be limited to, endorsement of a Monthly Payment to the Purchaser with the particulars of the payment such as the account number, dollar amount, date received and any special Mortgagor application instructions.

         (h) Misapplied Payments. Misapplied payments shall be processed as follows:

         (i) All parties shall cooperate in correcting misapplication errors;

         (ii) The party receiving notice of a misapplied payment occurring prior to the related Transfer Date and discovered after the related Transfer Date shall promptly notify the other party;

         (iii) If a misapplied payment which occurred prior to the related Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Seller shall be liable for the amount of such shortage. The Seller shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

         (iv) If a misapplied payment which occurred prior to the related Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party;

         (v) Any check issued under the provisions of this Section 5(h) shall be accompanied by a statement indicating the corresponding Seller and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

         (i) Books and Records. On the related Transfer Date, the books, records and accounts of the Seller with respect to the Mortgage Loans shall be in accordance with all reasonable Purchaser requirements.

         (j) Reconciliation. The Seller shall, on or before the related Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser. Any such monetary adjustments will be transferred between the Seller and the Purchaser as appropriate.

         (k) IRS Forms. The Seller shall prepare and file all IRS forms 1098, 1099 and other applicable forms and reports which are required to be filed with respect to the period prior to the related Transfer Date in relation to the servicing and ownership of the Mortgage Loans. The Seller shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Seller's failure to comply with this paragraph. The Purchaser or the Purchaser's designee shall prepare and file all such reports with respect to any period commencing on or after the related Transfer Date.

         SECTION 6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF SELLER.

         The Seller, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Purchaser as of the related Closing Date:

         (a) Due Organization and Authority. The Seller is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Seller, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan in accordance with the terms of this Agreement; the Seller has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Seller and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Seller; and all requisite corporate action has been taken by the Seller to make this Agreement valid and binding upon the Seller in accordance with its terms;

         (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Seller, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Seller's charter or by-laws or any legal restriction or any agreement or instrument to which the Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (d) Ability to Perform. The Seller does not believe, nor does it have any reason or cause to believe, that it cannot comply in all material respects with each and every covenant contained in this Agreement. The Seller is solvent and the sale of the Mortgage Loans will not cause the Seller to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Seller's creditors. The Seller is an institution whose accounts are insured by the FDIC;

         (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or to the best of the Seller's knowledge threatened against the Seller which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Seller, or in any material impairment of the right or ability of the Seller to carry on its business substantially as now conducted, or in any material liability on the part of the Seller, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Seller contemplated herein, or which would be likely to impair materially the ability of the Seller to perform under the terms of this Agreement;

         (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the Mortgage Loans, the delivery of a portion of the Mortgage Files to the Custodian or the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the initial Closing Date;

         (g) Selection Process. The Mortgage Loans were not intentionally selected in a manner so as to affect adversely the interests of the Purchaser;

         (h) No Untrue Information. As to the representations contained in sub-parts (a) - (g) and (i) - (l) of this Section 6, neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any material untrue statement of fact regarding the Seller or omits to state a material fact necessary to make the statements contained therein regarding the Seller not misleading, which would thereby make the representations contained in sub-parts (a) - (g) and (i) - (l) of this Section 6 untrue.;

         (i) Sale Treatment. The Seller has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

         (j) No Commissions to Third Parties. The Seller has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Purchaser;

         (k) Financial Statements. The Seller has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Seller and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement;

         (l) Insured Depository Institution Representations. Seller is an "insured depository institution" as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, as amended, and accordingly, Seller makes the following additional representations and warranties:

         (i) This Agreement between Purchaser and Seller conforms to all applicable statutory and regulatory requirements; and

         (ii) This Agreement is (1) executed contemporaneously with the agreement reached by Purchaser and Seller, (2) approved by a corporate or banking association resolution by the Seller's board of directors, which approval shall be reflected in the minutes of said board, and (3) an official record of the Seller. A copy of such resolution, certified by a vice president or higher officer of Seller has been provided to Purchaser.

         (m) Mortgage Loan Characteristics. With respect to each Mortgage Loan Package, the Mortgage Loan characteristics set forth on Exhibit 2 to the related Assignment and Conveyance are true and complete.

         SECTION 7. REPRESENTATIONS AND WARRANTIES REGARDING INDIVIDUAL MORTGAGE
                    LOANS.

         As to each Mortgage Loan, the Seller hereby represents and warrants to the Purchaser that as of the related Closing Date:

         (a) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule is materially complete, true and correct;

         (b) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is delinquent nor has any payment under the Mortgage Loan been delinquent for more than 30 days in the 12 months preceding the related Closing Date. The first Monthly Payment was made with respect to the Mortgage Loan within 30 days of its Due Date;

         (c) No Outstanding Charges. There are no material defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or, with respect to each Escrow Mortgage Loan, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest;

         (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Purchaser. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the related Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Purchaser and the terms of which are reflected in the related Mortgage Loan Schedule;

         (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (f) Hazard Insurance. With respect to Mortgage Loans other than Cooperative Loans, pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Fannie Mae and Freddie Mac. If, upon origination of the Mortgage Loan (other than a Cooperative
Loan), the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. With respect to each Cooperative Loan, the related Cooperative Project is insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Cooperative Project is located pursuant to insurance policies conforming to the requirements of Fannie Mae and Freddie Mac. All individual insurance policies contain a standard mortgagee clause naming the Seller and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, with respect to Mortgage Loans other than Cooperative Loans, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Seller has not engaged in, and has no knowledge of the Mortgagor's or any subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

         (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Seller shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser on the related Transfer Date, evidence of compliance with all such requirements;

         (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Seller has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Seller waived any default resulting from any action or inaction by the Mortgagor;

         (i) Location and Type of Mortgaged Property. The Mortgaged Property (other than with respect to a Cooperative Loan) is a fee simple property. The Mortgaged Property or, with respect to each Cooperative Loan, Cooperative Unit is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or a Cooperative Unit, or an individual unit in a planned unit development, provided, however, that any condominium unit or planned unit development shall conform with the applicable Fannie Mae requirements regarding such dwellings and that no residence or dwelling is a mobile home or a manufactured dwelling. No portion of the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit is used for commercial purposes;

         (j) Valid First Lien. The Mortgage (other than with respect to a Cooperative Loan) is a valid, subsisting enforceable and perfected first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage (other than with respect to a Cooperative Loan) is subject only to:

              (1) the lien of current real property taxes and assessments not yet due and payable;

              (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or
    (ii) which do not adversely affect the appraised value of the Mortgaged Property set forth in such appraisal; and

              (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

         (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, or reorganization. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note and the Mortgage and any other related agreement have been duly and properly executed by such parties. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading. No fraud was committed in connection with the origination of the Mortgage Loan. The Seller has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

         (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (m) Ownership. The Seller is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Seller has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

         (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property or with respect to each Cooperative Loan, the Cooperative Unit, is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or
(5) not doing business in such state;

         (o) LTV, PMI Policy. If the LTV of the Mortgage Loan is more than 80% (an "80% Loan") either (i) the excess over 75% of the Appraised Value is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80% (a "PMI Loan") or (ii) such Mortgage Loan is listed on an exhibit to the applicable Assignment and Conveyance. At least 85% of 80% Loans are PMI Loans. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the related Mortgage Loan Schedule is net of any such insurance premium;

         (p) Title Insurance. The Mortgage Loan (other than each Cooperative
Loan) is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator or Seller (as applicable), and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan subject only to the exceptions contained in clauses
(1), (2) and (3) of paragraph (j) of this Section 7. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Seller;

         (q) No Defaults. There is no material default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Seller nor its predecessors have waived any default, breach, violation or event of acceleration;

         (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit and no improvements on adjoining properties encroach upon the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit. No improvement located on or being part of the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit is in violation of any applicable zoning law or regulation;

         (t) Origination: Payment Terms. At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority. The Mortgage Interest Rate is the fixed interest rate set forth in the Mortgage Note. The Mortgage Note is payable in equal monthly installments of principal and interest, with interest calculated and payable in arrears, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization;

         (u) Customary Provisions. With respect to each Mortgage Loan other than a Cooperative Loan, the Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. To the best of the Seller's knowledge, there is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage subject to applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

         (v) Conformance with Underwriting Guidelines.

         (i) With respect to each Mortgage Loan in each Mortgage Loan Package sold pursuant to the terms of the Initial Terms Letter, such Mortgage Loan was underwritten in accordance with the Seller's underwriting guidelines for Alt-A mortgage loans in effect at the time such Mortgage Loan was originated, a copy of which underwriting guidelines are attached as Exhibit I hereto, provided, that pursuant to the Purchaser's review of the Mortgage Loans in accordance with Section 8(c) hereof, with respect to Mortgage Loans which do not conform with the underwriting guidelines, the Purchaser will review the credit/risk profile of such Mortgage Loan to determine, in the Purchaser's sole discretion, reasonably applied, if there may be compensating factors present that would warrant the acceptance of such Mortgage Loan. The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae. With respect to each Mortgage Loan which is an Exception Mortgage Loan, after the related Closing Date the related exception to the Seller's underwriting guidelines shall not serve as a basis for repurchase of such Exception Mortgage Loan due to the breach of this
    Section 7(v)(i).

         (ii) With respect to each Mortgage Loan sold in any other Mortgage Loan Package, the Mortgage Loan was underwritten in accordance with the Seller's underwriting guidelines for Alt-A mortgage loans in effect at the time the Mortgage Loan was originated, a copy of which underwriting guidelines are attached as Exhibit I hereto, provided that, with respect to any Exception Mortgage Loan, if the related exception to the Seller's underwriting guidelines was disclosed on the Mortgage Loan Schedule delivered by the Seller to the Purchaser in connection with the relevant sale, such exception shall not, in the event that Purchaser elects to purchase such Exception Mortgage Loan, serve as a basis for repurchase of such Exception Mortgage Loan due to the breach of this Section 7(v)(ii); provided further, that notwithstanding the preceding proviso, Exception Mortgage Loans shall be subject to repurchase due to a breach of this Section 7(v)(ii) if (i) the Stated Principal Balance of Exception Mortgage Loans in any Mortgage Loan Package exceeds 25% of the Stated Principal Balance of all Mortgage Loans sold in such Mortgage Loan Package, or (2) the related exception to the underwriting guidelines is not fully disclosed and explained in the Mortgage Loan Schedule delivered by the Seller to the Purchaser in time sufficient for the Purchaser to conduct its underwriting review with respect to the purchase of the related Mortgage Loan Package. Purchaser will have the right to fully underwrite any Exception Mortgage Loans prior to the related Closing Date.

         (w) pursuant to the Purchaser's review of the Mortgage Loans in accordance with Section 8(c) hereof, with respect to Mortgage Loans which do not conform with the underwriting guidelines, the Purchaser will review the credit/risk profile of such Mortgage Loan to determine, in the Purchaser's sole discretion, reasonably applied, if there may be compensating factors present that would warrant the acceptance of such Mortgage Loan. The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

         (x) Occupancy of the Mortgaged Property or Cooperative Unit. As of the date of origination of the related Mortgage Loan, the Mortgaged Property or Cooperative Unit, as applicable, is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property or Cooperative Unit, as applicable, and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (y) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage, and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

         (z) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (aa) Acceptable Investment. The Seller has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property or Cooperative Unit, as applicable, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors using reasonable business judgment to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

         (bb) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered by the Seller under this Agreement have been delivered to the Purchaser as required by Section 2(c). The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Purchaser;

         (cc) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Fannie Mae eligibility requirements for sale to Fannie Mae or is located in a condominium or planned unit development project which has received Fannie Mae project approval and the representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

         (dd) Due on Sale. The Mortgage, contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property or Cooperative Shares, as applicable, is sold or transferred without the prior written consent of the Mortgagee thereunder;

         (ee) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (ff) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         (gg) Consolidation of Future Advances. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         (hh) Mortgaged Property Undamaged. At origination, there was no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property or the Cooperative Project, as applicable. The Mortgaged Property or the Cooperative Project, as applicable, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property or the Cooperative Project, as applicable, as security for the Mortgage Loan or the use for which the premises were intended;

         (ii) Collection Practices; Escrow Deposits. The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices and in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under the Mortgage or the Mortgage Note;

         (jj) Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property or the Cooperative Unit, as applicable, signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser.

         (kk) Soldiers' and Sailors' Relief Act. The Mortgagor has not notified the Seller, and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

         (ll) Environmental Matters. To the best of the Seller's knowledge, the Mortgaged Property or the Cooperative Unit, as applicable, is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property or Cooperative Unit, as applicable, of which the Seller is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Seller's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation consisting a prerequisite to use and enjoyment of said property;

         (mm) No Construction Loans. No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or Cooperative Unit, as applicable or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

         (nn) No Denial of Insurance. No action, inaction, or event has occurred and no state of fact exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable pool insurance policy, special hazard insurance policy, PMI Policy or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Seller or any designee of the Seller or any corporation in which the Seller or any officer, director, or employee had a financial interest at the time of placement of such insurance;

         (oo) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts;

         (pp) Riegle Act. The Mortgage Loan is not classified as "high cost" loans under the Home Ownership and Equity Protection Act of 1994;

         (qq) Other Predatory Lending Regulations. The Mortgage Loan is not classified as "high cost", "threshold" or "predatory" loans under any applicable state or federal or local law;

         (rr) Tax Service Contract. The Seller has obtained a life of loan, transferable real estate tax service contract with an Approved Tax Service Contract Provider on each Mortgage Loan and such contract is assignable to the Purchaser. Each such tax service contract shall contain complete and accurate information with respect to the Mortgage Loan and the Mortgaged Property; and

         (ss) Flood Insurance Contract. The Seller has obtained, if applicable, a life of loan, transferable flood insurance contract for each Mortgage Loan with an Approved Flood Insurance Contract Provider and such contract is assignable to the Purchaser.

         (tt) Cooperative Loans. With respect to each Cooperative Loan the Seller represents and warrants:

              (1) the Cooperative Loan is secured by a valid, subsisting, enforceable and perfected first lien on the corporation stock, shares or membership certificate issued to the related Mortgagor with respect to such Cooperative Loan. The lien of the Pledge Agreement is subject only to the Cooperative Corporation's lien against such corporation stock, shares or membership certificate for unpaid assessments of the Cooperative Corporation to the extent required by applicable law. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Cooperative Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Cooperative Unit was not, as of the date of origination of the Cooperative Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Pledge Agreement.

              (2) There is no proceeding pending or threatened for the total or partial condemnation of the building owned by the applicable Cooperative Corporation (the "Underlying Mortgaged Property"). The Underlying Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Underlying Mortgaged Property as security for the mortgage loan on such Underlying Mortgaged Property (the "Cooperative Mortgage") or the use for which the premises were intended.

              (3) There is no default, breach, violation or event of acceleration existing under the Cooperative Mortgage or the mortgage note related thereto and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

              (4) The Cooperative Corporation has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation. The Cooperative Corporation has requisite power and authority to (i) own its properties, and (ii) transact the business in which it is now engaged. The Cooperative Corporation possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which is now engaged.

              (5) The Cooperative Corporation complies in all material respects with all applicable legal requirements. The Cooperative Corporation is not in default or violation of any order, writ, injunction, decree or demand of any governmental authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of the Cooperative Corporation.

              (6) The Seller has delivered to the Purchaser or its designee each of the following documents (collectively, the "Cooperative Loan Documents"):
    (i) the Cooperative Loan Note, duly endorsed in accordance with the endorsement requirements for Mortgage Notes set forth in this Agreement,
    (ii) the Pledge Agreement, accompanied by an Assignment of Pledge Agreement, in recordable form, (iii) the corporation stock, shares or membership certificate accompanied by a stock power which authorizes the lender to transfer shares in the event of a default under the Cooperative Loan Documents, (iv) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, (v) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (vi) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder, and (vii) any guarantees, if applicable. The Cooperative Loan Documents are assignable to the Purchaser and its successors and assigns and have been duly assigned to the Purchaser in accordance with this sub-section (6).

              (7) The Pledge Agreement contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.

       SECTION 8. REMEDIES FOR BREACH OF REPRESENTATIONS AND WARRANTIES;
                  ADDITIONAL REPURCHASE OBLIGATIONS.

         (a) It is understood and agreed that the representations and warranties set forth in Sections 6 and 7 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Purchaser and shall inure to the benefit of the

Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

         Within 60 days of the earlier of either discovery by or notice to the Seller of any Breach of a representation or warranty, the Seller shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. With respect to each Mortgage Loan Package, in the event that a Breach shall involve any representation or warranty set forth in sub-parts (a) - (l) of Section 6, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such Breach, all of the Mortgage Loans in the related Mortgage Loan Package shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price.

         However, if the Breach shall involve a representation or warranty set forth in Section 7 and the Seller discovers or receives notice of any such Breach within 120 days of the related Closing Date, the Seller shall, at the Purchaser's option and provided that the Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section 8 shall be accomplished by either (a) if the Flow Interim Servicing Agreement has been entered into and is in effect, deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution or (b) if the Flow Interim Servicing Agreement has not been entered into or is no longer in effect, by direct remittance of the Repurchase Price to the Purchaser or in accordance with the Purchaser's instructions.

         Prior to the time of repurchase or substitution, the Purchaser and the Seller shall arrange for the reassignment of the Deleted Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Seller shall, simultaneously with such reassignment, give written notice to the Purchaser and any servicer of the Mortgage Loans that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Seller shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Seller shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2(c), with the Mortgage Note endorsed as required by Section 2(c). No substitution will be made in any calendar month after the Determination Date for such month. The Seller shall deposit in the Custodial Account, or in the event that the Flow Interim Servicing Agreement has not been entered into , or is no longer in effect, remit directly to the Purchaser or in accordance with the Purchaser's instructions, the Monthly Payment less the servicing fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Seller. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller and the Purchaser shall deliver all notices and take all actions required pursuant to Section 5 of this Agreement to transfer the servicing with respect to any Deleted Mortgage Loan to the Seller.

         For any month in which the Seller substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Seller shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be paid by the Seller directly to the Purchaser or in accordance with the Purchaser's instructions, within two (2) Business Days of such substitution.

         In addition to such repurchase or substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgements, and other costs and expenses, including, without limitation, reasonable legal fees and related expenses incurred by the Purchaser in connection with enforcing this indemnity, resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Seller representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Seller set forth in this
Section 8 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 8 constitute the sole remedies of the Purchaser respecting a Breach of the foregoing representations and warranties.

         Purchaser agrees to promptly deliver notice to the Seller upon becoming aware of any Breach of the foregoing representations and warranties. Any cause of action against the Seller relating to or arising out of the Breach of any representations and warranties made in Sections 6 and 7 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failures by the Seller to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with this Agreement.

         (b) With respect to any Mortgage Loan, if the related Mortgagor has not made the Mortgage Loan's first Monthly Payment within 30 days of its first due date, the Seller shall, upon receipt of notice from the Purchaser, promptly repurchase such Mortgage Loan from the

Purchaser in accordance with Section 8(a) hereof, provided, that, the Purchaser shall notify the Seller of such first Monthly Payment default not later than 90 days from last day of month in which the payment is due.

         (c) Within three (3) days from each trade date, the Seller shall make both the Mortgage Loan Schedule and the Credit Files on the Mortgage Loans related to each such trade date available for review by the Purchaser. The Purchaser will conduct its due diligence and BPO reviews within such timeframes so as to allow the Seller to have seven (7) days prior to the related Closing Date to allow the Seller to provide the Purchaser with sufficient information which would allow Purchaser to make its final determination as to whether a Mortgage Loan rejected for credit or property value reasons during the course of the Purchaser's initial review, would otherwise be acceptable for purchase under the terms of the Agreement. The Purchase shall have the right to reject any Mortgage Loan which in the Purchaser's reasonable determination (i) fails to conform to Seller's Alt-A Underwriting Guidelines, provided that with respect to Mortgage Loans which do not conform with the Underwriting Guidelines, the Purchaser will review the credit/risk profile of such Mortgage Loan to determine, in the Purchaser's sole discretion, if there may be compensating factors present that would warrant the acceptance of such Mortgage Loan, (ii) were underwritten without verification of Mortgagor's income and assets and there is no credit report and FICO Score on file, or (iii) the value of the Mortgaged Property pursuant to any BPO is less than 85% of the lesser of (A) the original appraised value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property as of the date of origination. To the extent that any of the sequence of events does not occur within the timeframes set forth in (c) herein, and Mortgage Loans are purchased prior to final negotiation of a potential rejection, then the Seller shall repurchase or substitute for the rejected Mortgage Loan in the manner prescribed in Section 8(a) within 10 Business Days from the date the Seller receives final notice from the Purchaser of the rejection of such Mortgage Loan. Any rejected Mortgage Loan shall be removed from the terms of this Agreement. The Seller shall make available files required by Purchaser in order to complete its review, including all CRA/HMDA required data fields. To the extent that the Purchaser's review discloses that the Mortgage Loans do not conform to the Underwriting Guidelines or the terms set forth in the Purchase Price and Terms Letter, the Purchaser may in its sole discretion increase its due diligence review and obtain additional BPO's or other property evaluations. The Seller hereby agrees to pay for any expenses incurred by Purchaser due to any such additional due diligence review described in the preceding sentence.

         SECTION 9. CLOSING.

         The closing for the purchase and sale of the Mortgage Loans in each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the Closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree; or conducted in person, at such place as the parties shall agree.

         Each closing shall be subject to each of the following conditions:

         (a) all of the representations and warranties of the Seller under this Agreement and under the Flow Interim Servicing Agreement (if entered into by the Seller and the Purchaser) shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement or an Event of Default under the related Flow Interim Servicing Agreement;

         (b) the Purchaser shall have received, or the Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 10 of this Agreement, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the respective terms thereof;

         (c) The Seller shall have delivered and released to the Custodian pursuant to this Agreement all documents required pursuant hereto; and

         (d) all other terms and conditions of this Agreement shall have been complied with.

         Subject to the foregoing conditions, the Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 3 of this Agreement, by wire transfer of immediately available funds to the account designated by the Seller.

         SECTION 10. CLOSING DOCUMENTS.

         The Closing Documents to be delivered on the initial closing date shall consist of fully executed originals of the following documents:

         (a) this Agreement;

         (b) each of the documents required to be delivered by the Seller pursuant to Section 2(c) hereof;

         (c) the Flow Interim Servicing Agreement, dated as of the Related Cut-off Date, in four counterparts;

         (d) the Side Letter, dated as of the Closing Date, in four counterparts;

         (e) Custodial Account Certification or Custodial Account Letter Agreement as required under the Flow Interim Servicing Agreement;

         (f) an Escrow Account Certification or Escrow Account Letter Agreement, as required under the Flow Interim Servicing Agreement;

         (g) an Officer's Certificate, in the form of Exhibit D hereto, including all attachments thereto;

         (h) an Opinion of Counsel of the Seller, in the form of Exhibit E hereto;

         (i) a Certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name.

         In addition, the Closing Documents for the Mortgage Loan Package to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

         (a) an Assignment and Conveyance, including all exhibits;

         (b) an Assignment and Assumption of the Purchaser's rights as initial servicer under the Custodial Agreement;

         (c) an Acknowledgment Agreement in the form of Exhibit 6 to the Flow Interim Servicing Agreement;

         (d) a Purchase Price and Terms Letter;

         (e) the Mortgage Loan Schedule, with one copy to be attached to the related Assignment and Conveyance;

         (f) each of the documents required to be delivered by the Seller pursuant to Section 2(c) hereof;

         (g) the initial certification of the Custodian with respect to the related Mortgage Loan Package;

         (h) a Certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name; and

         (i) if requested by the Purchaser in connection with a material change in Seller's financial condition or corporate structure, an updated Officer's Certificate, in the form of Exhibit D hereto, including all attachments thereto and an updated Opinion of Counsel of the Seller, in the form of Exhibit E hereto.

         The Seller shall bear the risk of loss of the Closing Documents until such time as they are received by the Purchaser, its agents or its attorneys.

         SECTION 11. MERGER OR CONSOLIDATION OF THE SELLER.

         Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided however, that the successor or surviving Person shall have a net worth of at least $25,000,000, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its duties under this Agreement.

         SECTION 12. COSTS.

         The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, fees for title policy endorsements and continuations and the Seller's attorney's fees, shall be paid by the Seller, including recording fees for the Assignments of Mortgages up to a maximum of $25 per Mortgage Loan, if the Purchaser elects to record them.

         SECTION 13. PROTECTION OF CONFIDENTIAL INFORMATION.

         The Seller shall keep confidential and shall not divulge to any party, without the Purchaser's prior written consent, the Purchase Price paid by the Purchaser for the Mortgage Loans, except to the extent that it is appropriate for the Seller to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies.

         SECTION 14. NOTICES.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address shown on the first page hereof, or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

         SECTION 15. SEVERABILITY CLAUSE.

         Any part, provision, representation or warranty of this Agreement that is prohibited or that is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure, the economic effect of which is as close as possible to the economic effect of this Agreement, without regard to such invalidity.

         SECTION 16. COUNTERPARTS.

         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         SECTION 17. PLACE OF DELIVERY AND GOVERNING LAW.

         THIS AGREEMENT SHALL BE DEEMED IN EFFECT WHEN A FULLY EXECUTED COUNTERPART THEREOF IS RECEIVED BY THE PURCHASER IN THE STATE OF NEW YORK AND SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

         SECTION 18. FURTHER AGREEMENTS.

         The Purchaser and the Seller each agree to execute and deliver to the other such additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

         Without limiting the generality of the foregoing, the Seller shall cooperate with the Purchaser in connection with the initial resales of the Mortgage Loans by the Purchaser. In that connection, the Seller shall provide to the Purchaser any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Purchaser shall reasonably request;. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the Purchaser in writing of the estimated amount of such expense. The Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

         SECTION 19. INTENTION OF THE PARTIES.

         It is the intention of the parties that the Purchaser is purchasing, and the Seller is selling, 100% ownership interest in the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. Moreover, the arrangement under which the Mortgage Loans are held shall be consistent with classification of such arrangement as a grantor trust in the event it is not found to represent direct ownership of the Mortgage Loans. The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

         SECTION 20. SUCCESSORS AND ASSIGNS; ASSIGNMENT OF PURCHASE AGREEMENT.

         This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by Seller to a third party without the prior written consent of the Purchaser.

         No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Seller shall be under no obligation to deal with any person with respect to this agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that the transferee will not be deemed to be a Purchaser hereunder binding upon the Seller unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement in the form of Exhibit H hereto executed by the transferee shall have been delivered to the Seller. The Purchaser also shall advise the Seller of the transfer. Upon receipt of notice of the transfer, the Seller shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

         SECTION 21. WAIVERS; OTHER AGREEMENTS.

         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

         SECTION 22. EXHIBITS.

         The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

         SECTION 23. GENERAL INTERPRETIVE PRINCIPLES.

         For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

         (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

         (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

         (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

         (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

         (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

         SECTION 24. REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 25. RECORDATION OF ASSIGNMENTS OF MORTGAGE.

         To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or their comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Seller's expense (subject to the limitation set forth in Section
12) in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

         SECTION 26. NO PERSONAL SOLICITATION.

         From and after the related Closing Date, the Seller hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Seller's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. It is understood and agreed that all rights and benefits relating to the solicitation of any Mortgagors and the attendant rights, title and interest in and to the list of such Mortgagors and data relating to their Mortgages (including insurance renewal dates) shall be transferred to the Purchaser pursuant hereto on the related Closing Date and the Seller shall take no action to undermine these rights and benefits. Notwithstanding the foregoing, it is understood and agreed that offers to refinance a Mortgage Loan made within 30 days following receipt by the Seller of a pay-off request from the Mortgagor and promotions undertaken by the Seller or any affiliate of the Seller which are directed to the general public at large, including, without limitation, mass mailing based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 26.

         SECTION 27. INTEGRATION.

         This Agreement, the Flow Interim Servicing Agreement, each Purchase Price and Terms Letter and each Assignment and Conveyance contain the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede any prior or contemporaneous understandings, agreements, covenants, statements, representations or warranties, if any, with regard to the subject matter hereof. If there is any conflict between the terms of any Purchase Price and Terms Letter on one hand, and this Agreement or the Flow Interim Servicing Agreement on the other hand, the terms of this Agreement or the Flow Interim Servicing Agreement, as applicable, shall control. If there is any conflict between the terms of any Assignment and Conveyance on one hand and this Agreement or the Flow Interim Servicing Agreement on the other hand, the applicable Assignment and Conveyance shall control.

         SECTION 28. PASS THROUGH TRANSFER.

         The Purchaser may convey the Mortgage Loans to one or more securitized trust structures ("Pass Through Transfers"), and in each case may temporarily retain the Seller as the servicer thereof. The date on which any Mortgage Loans are included in a Pass-Through Transfer shall be a "Reconstitution Date". On any Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by the Agreement.

         Until the Servicing Transfer Date, the Seller shall cooperate with the Purchaser in connection with any Pass-Through Transfer contemplated by the Purchaser pursuant to this Section 28. In that connection, during the period prior to the Transfer Date, the Seller shall (a) subject to subpart (b) hereof, execute any agreements related to any Pass-Through Transfers ("Reconstitution Agreements") within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Seller and Seller's counsel to review such Reconstitution Agreement, but such time shall not exceed ten (10) Business Days after receipt, and (b) provide to the trustee or a third party purchaser, as the case may be, subject to any Reconstitution Agreement and/or the Purchaser: (i) any and all information and appropriate verification of information which may be reasonably available to the Seller, whether through letters of its auditors (the reasonable out-of-pocket cost of which will be borne by the Purchaser) and counsel or otherwise, as the Purchaser shall reasonably request; (ii) to bring each of the representations and warranties set forth in Section 6 of the Agreement current as of the date the Mortgage Loans are being transferred pursuant to a Pass-Through Transfer, and
(iii) provide additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller, which additional obligations shall impose no greater burdens on the Seller than those otherwise set forth herein, which are reasonably believed necessary by the trustee, such third party purchaser, any master servicer, any rating agency or the Purchaser, in connection with such transactions.

         The Reconstitution Agreement will require the Seller to advance principal and interest payments on each Mortgage Loan at the Mortgage Loan Interest Rate less the

Reconstituted Servicing Fee (defined below) on the remittance date of the Reconstitution Agreement. The Reconstitution Agreement will also require in connection with any prepayments, in addition to any prepayment penalties received by the Seller on the prepaid Mortgage Loan, the Seller shall contribute from its own funds to the extent that such contributions do not exceed the Reconstituted Servicing Fee, payable to the Seller for such prior month, any shortfall in the interest component thereof, such that one month's interest shall be deposited in the Custodial Account, (as defined in the Interim Servicing Agreement), prior to the remittance date of the Reconstitution Agreement. The Seller's obligation to remit payments of principal and interest shall continue through the liquidation of the Mortgage Property on the related Mortgage Loan, or until such time that the Seller deems that any future advances of principal and interest would be otherwise non-recoverable. The Reconstituted Servicing Fee shall be 25 basis points per annum times the outstanding principal balance of the Mortgage Loans included in the receptive Pass-Through Transfer.

         While servicing the Mortgage Loans, the Seller shall do all things necessary and required by a servicer who services Mortgage Loans under a Pass-Through Transfer which is a REMIC (defined as a "real estate mortgage conduit" within the meaning of Section 860D of the Internal Revenue Code of 1986, as it may be amended from time to time).

         All Mortgage Loans not sold or transferred pursuant to a Pass-Through Transfer or any Mortgage Loans repurchased by the Purchaser, shall be subject to the Agreement and shall continue to be serviced in accordance with the terms of the Agreement and with respect thereto the Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                       LEHMAN BROTHERS BANK, FSB
                                         (Purchaser)

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:


                                       INDYMAC BANK, F.S.B.
                                         (Seller)

                                       By:
                                          -------------------------------------
                                          Name:
                                          Title:

STATE OF NEW YORK            )
                             )   ss.:
COUNTY OF NEW YORK           )

         On the _____ day of ____________, 20__ before me, a Notary Public in and for said State, personally appeared ____________, known to me to be ______________ of Lehman Brothers Bank, FSB, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                             -----------------------------------
                                             Notary Public

                                             My Commission expires _____________

STATE OF _____________       )
                             )   ss.:
COUNTY OF ___________        )


         On the _____ day of _______________, 20__ before me, a Notary Public in and for said State, personally appeared ____________, known to me to be _____________ of _______________________, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                                             -----------------------------------
                                             Notary Public


                                             My Commission expires _____________

                                                                       EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT B

                         CONTENTS OF EACH MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include, to the extent applicable, each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be delivered to the Purchaser pursuant to Section 2 of the Purchase Agreement to which this Exhibit is attached (the "Agreement"):

    1. The original Mortgage Note bearing all intervening endorsements, endorsed, "Pay to the order of ________________, without recourse" and signed in the name of the Seller or the originator by an authorized officer. In the event that the Mortgage Loan was acquired by the Seller in a merger, the endorsement must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by "IndyMac Bank, F.S.B., formerly known as [previous name]".

    2. The original of any guarantee executed in connection with the Mortgage Note.

    3. The original Mortgage, with evidence of recording thereon or, with respect to each Cooperative Loan, the original Pledge Agreement. If in connection with any Mortgage Loan, the Seller cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

    4. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or a copy of such Mortgage certified by the related public recording office to be a true and complete copy of the original document, or .

    5. The original Assignment of Mortgage, signed by the Seller or originator in blank, which assignment shall be in form and substance acceptable for recording but not recorded or with respect to each Cooperative Loan, Assignment of Pledge Agreement. In the event that the Mortgage Loan was acquired by the Seller in a merger, the assignment must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the assignment must be by "IndyMac Bank, F.S.B., formerly known as [previous name]"

    6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon or with respect to each Cooperative Loan, intervening assignments of the Pledge Agreement, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Seller; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

    7. If required under Section 7, the original policy of primary mortgage guaranty insurance, or where such insurance is provided by a master policy, a certified true copy of the master policy and the original certificate of insurance; and

    8. With respect to each Mortgage Loan other than a Cooperative Loan, the original or electronic copy (in a form generally acceptable on the secondary market) mortgagee policy of title insurance, except for those Mortgage Loans originated within 60 days before the related Closing Date, for which Mortgage Loans the Seller shall have delivered and released to the Purchaser the related binders. In addition, the Seller shall deliver to the Purchaser the original policy of title insurance within 90 days after the related Closing Date. The policy must be properly endorsed, any necessary notices of transfer must be forwarded and any other action required to be taken must be taken in order to fully protect, under the terms of the policy and applicable law, Purchaser's interest as first mortgagee;

    9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

    10. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 7(f) of the Agreement.

    11.  With respect to each Cooperative Loan:

                  (a) the Cooperative Shares, (b) a stock power executed in blank by the Person in whose name the Cooperative Shares are issued, (c) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, (d) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (e) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder and (f) any guarantees, if applicable.

    12.  Residential loan application.

    13.  Mortgage Loan closing statement.

    14. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

    15. Verification of acceptable evidence of source and amount of down payment.

    16.  Credit report on the Mortgagor.

    17.  Residential appraisal report.

    18.  Photograph of the Mortgaged Property.

    19.  Survey of the Mortgaged Property, if any.

    20. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

    21.  All required disclosure statements.

    22. If available, termite report, structural engineer's report, water potability and septic certification.

    23.  Sales contract.

    24. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

    25.  Amortization schedule.

         In the event an Officer's Certificate of the Seller is delivered to the Purchaser because of a delay caused by the public recording office in returning any recorded document, the Seller shall deliver to the Purchaser, within 90 days of the related Closing Date, an Officer's Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and
(iv) specify the date the applicable recorded document will be delivered to Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                                                       EXHIBIT C

                        FLOW INTERIM SERVICING AGREEMENT

                                                                       EXHIBIT D

                         SELLER'S OFFICER'S CERTIFICATE

         I, ____________________, hereby certify that I am the duly elected [Vice] President of IndyMac Bank, F.S.B., a federally chartered institution organized under the laws of the United States, (the "Company") and further as follows:

    1. Attached hereto as Exhibit 1 is a true, correct and complete copy of the charter of the Company which is in full force and effect on the date hereof.

    2. Attached hereto as Exhibit 2 is a true, correct and complete copy of the bylaws of the Company which are in effect on the date hereof and which have been in effect without amendment, waiver, rescission or modification.

    3. Attached hereto as Exhibit 3 is an original certificate of good standing of the Company issued within ten days of the date hereof, and no event has occurred since the date thereof which would impair such standing.

    4. Attached hereto as Exhibit 4 is a true, correct and complete copy of the corporate resolutions of the Board of Directors of the Company authorizing the Company to execute and deliver each of the Flow Mortgage Loan Purchase and Warranties Agreement, dated February 13, 2001 by and between the Company and Lehman Brothers Bank, FSB (the "Purchaser") (the "Purchase Agreement") and the Flow Interim Servicing Agreement dated February 13, 2001 by and between the Company and the Purchaser (the "Flow Interim Servicing Agreement") and to endorse the Mortgage Notes and execute the Assignments of Mortgages by original [or facsimile] signature, and such resolutions are in effect on the date hereof and have been in effect without amendment, waiver, rescission or modification.

    5. Either (i) no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with the Purchase Agreement, the Flow Interim Servicing Agreement, the sale of the mortgage loans or the consummation of the transactions contemplated by the agreements; or (ii) any required consent, approval, authorization or order has been obtained by the Company.

    6. Neither the consummation of the transactions contemplated by, nor the fulfillment of the terms of the Purchase Agreement and the Flow Interim Servicing Agreement conflicts or will conflict with or results or will result in a breach of or constitutes or will constitute a default under the charter or by-laws of the Company, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or any statute or order, rule, regulations, writ, injunction or decree of any court, governmental authority or regulatory body to which the Company is subject or by which it is bound.

    7. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted or in any material liability on the part of the Company or which would draw into question the validity of the Purchase Agreement and the Flow Interim Servicing Agreement, or the mortgage loans or of any action taken or to be taken in connection with the transactions contemplated hereby, or which would be likely to impair materially the ability of the Company to perform under the terms of the Purchase Agreement and the Flow Interim Servicing Agreement.

    8. Each person listed on Exhibit 5 attached hereto who, as an officer or representative of the Company, signed (a) the Purchase Agreement, (b) the Flow Interim Servicing Agreement, and (c) any other document delivered prior hereto or on the date hereof in connection with any purchase described in the agreements set forth above was, at the respective times of such signing and delivery, and is now, a duly elected or appointed, qualified and acting officer or representative of the Company, who holds the office set forth opposite his or her name on
         Exhibit 5, and the signatures of such persons appearing on such documents are their genuine signatures.

    9. The Company is duly authorized to engage in the transactions described and contemplated in the Purchase Agreement and the Flow Interim Servicing Agreement.

    10. The Mortgage Loans are not subject to any security interest, claim, pledge, hypothecation or lien.

         IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.


Dated:                                 By:
      ------------------------------      --------------------------------------

      [Seal]                              Name:---------------------------------
                                          Title: [Vice] President

         I, ________________________, an [Assistant] Secretary of IndyMac Bank, F.S.B., hereby certify that ____________ is the duly elected, qualified and acting [Vice] President of the Company and that the signature appearing above is [her] [his] genuine signature.

         IN WITNESS WHEREOF, I have hereunto signed my name.


Dated:                                 By:
      ------------------------------      --------------------------------------

      [Seal]                              Name:---------------------------------
                                          Title: [Vice] President

                                                                    EXHIBIT 5 to
                                                 Company's Officer's Certificate

Name                             Title               Signature

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                     ---------------------------

                                                                       EXHIBIT E

                        OPINION OF COUNSEL TO THE SELLER

                                     (date)

                                                                       EXHIBIT F

                         SECURITY RELEASE CERTIFICATION

                                                                       EXHIBIT G

                         SECURITY RELEASE CERTIFICATION

                                                                       EXHIBIT H

                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

         ASSIGNMENT AND ASSUMPTION AGREEMENT, dated __________ __, 200_, between __________________________________, a ___________________ corporation
("Assignor") and ________________________________, a __________________
corporation ("Assignee"):

         For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee, as Purchaser, all of the right, title and interest of Assignor under that certain Flow Mortgage Loan Purchase and Warranties Agreement, Conventional Residential Fixed Rate Mortgage Loans, Group 2001-1 (the "Purchase Agreement"), and that certain Flow Interim Servicing Agreement, Conventional Residential Fixed Rate Mortgage Loans, Group 2001-1 (the "Flow Interim Servicing Agreement", collectively, the "Agreements") each dated as of February 13, 2001, by and between Lehman Brothers Bank, FSB (the "Purchaser"), and IndyMac Bank, F.S.B. (the "Seller").

         2. The Assignor warrants and represents to, and covenants with, the Assignee that:

              a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

              b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Agreements or the Mortgage Loans;

              c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Agreements, including without limitation, the transfer of the servicing obligations under the Purchase Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Agreements; and

              d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

         3. That Assignee warrants and represents to, and covenants with, the Assignor and the Seller pursuant to the Agreements that:

              a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Agreements, the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of each of the Seller and the Assignor all of the Assignor's obligations as Purchaser thereunder;

              b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

              c. The purchase price being paid by the Assignee for the Mortgage Loans is in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

              d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person;

              e. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

              f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Seller;

              g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the `33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the `33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

              h. Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

         IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption Agreement to be executed by their duly authorized officers as of the date first above written.

------------------------------------   ------------------------------------
Assignor                               Assignee

By:                                    By:
   ---------------------------------      ---------------------------------
Its:                                   Its:
    --------------------------------       --------------------------------

Taxpayer                               Taxpayer
Identification No.                     Identification No.
                  ------------------                     ------------------

                                                                       EXHIBIT I

                        SELLER'S UNDERWRITING GUIDELINES

                                                                       EXHIBIT J

                            ASSIGNMENT AND CONVEYANCE

         On this [_________] day of [______], 200_, IndyMac Bank, F.S.B., as the Seller, under that certain Flow Mortgage Loan Purchase and Warranties Agreement, dated as February 13, 2001 (the "Agreement") does hereby sell, transfer, assign, set over and convey to Lehman Brothers Bank, F.S.B., as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement all rights, title and interest of the Seller in and to (a) the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Exhibit 1, and (b) the Servicing Rights, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein. Pursuant to Section 2 of the Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The ownership of each Mortgage Note, Mortgage, and the contents of each Mortgage File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be delivered promptly by the Seller to the Purchaser.

         The Seller confirms to the Purchaser that the representations and warranties set forth in Section 7 of the Agreement and Exhibit 2 attached hereto with respect to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, and the representations and warranties in Section 6 of the Agreement with respect to the Seller are true and correct as of the date hereof or as stated below pursuant to Section 28 of the Agreement.

         The Mortgage Loans listed on Exhibit 3 attached hereto have a Loan-to-Value Ratio in excess of 80% but do not have a PMI Policy.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.


                               INDYMAC BANK, F.S.B.
                                 (Seller)

                               By:________________________
                               Name:______________________
                               Title:_______________________

                                    EXHIBIT 1

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT 2

                              POOL CHARACTERISTICS

         The Seller hereby represents and warrants to the Purchaser, as to each Mortgage Loan, that as of ___________, 200_ or as of such other date specifically provided therein:

         Pool Characteristics. With respect to both aggregate outstanding principal balance of all the Mortgage Loans, (a) no more than ___% of the Mortgage Loans are secured by real property improved by two- to four- family dwellings, (b) no more than ___% are secured by real property improved by individual condominium units, (d) no more than ___% are secured by real property improved by an individual unit in a planned unit development, (d) no more than ___% are secured by a cooperative unit, (e) no more than ___% are secured by real property improved by a townhouse and (f) at least ___% are secured by real property with a detached one family residence erected thereon. With respect to the aggregate unpaid principal balance of the Mortgage Loans, (a) no more than ____% are "cash-out" refinance mortgage loans, (b) no more than ____% are rate and term refinance mortgage loans and (c) at least ____% are purchase mortgage loans. With respect to the aggregate unpaid principal balance of the Mortgage Loans at the time of origination, (a) no more than ____% of the Mortgaged Properties were owner-occupied second homes, (b) no more than ____% of the Mortgaged Properties were investor properties and (c) at least ____% of the Mortgaged Properties were owner-occupied primary residences. Each Mortgage Loan shall have a non-zero FICO Score. With respect to the aggregate unpaid principal balance of the Mortgage Loans, the weighted average FICO Score shall be at least _______. No Mortgage Loan shall have a FICO Score less than 620. With respect to the aggregate unpaid principal balance of the Mortgage Loans, _____% of the Mortgage Loan shall have prepayment penalties and the weighted average prepayment penalty term for the Mortgage Loans shall not be less than 2.9 years. With respect to the aggregate unpaid principal balance of the Mortgage Loans,
(i) no more than __% of the Mortgage Loans were originated under the Seller's 'alternative documentation' program, (ii) no more than __% of the Mortgage Loans were originated under the Seller's 'no documentation' program, (iii) no more than __% of the Mortgage Loans were originated under the Seller's `no ratio' documentation program and (iv) at least _________% of the Mortgage Loan were originated under the Seller's 'full documentation' program. The maximum Mortgage Interest Rate on the Mortgage Loans as of the related Cut-off Date was ____%. The minimum Mortgage Interest Rate on the Mortgage Loans as of the related Cut-off Date was ____%. The Mortgage Loans have a weighted average remaining term of ___ months. The maximum original principal balance of the Mortgage Loans is $_______________. The minimum original principal balance of the Mortgage Loans is $______________. With respect to the aggregate unpaid principal balance of the Mortgage Loans: (a) __% of the Mortgaged Properties will be located in California; (b) __% of the Mortgaged Properties will be located in New York and
(c) not more than __% of the Mortgaged Properties will be located in any other single state. The Mortgage Loan, as of the date of its origination, has an LTV equal to or less than ___%. The weighted average LTV of all the Mortgage Loans as of their respective dates of origination was not greater than ____%.

                                    Exhibit C

                   Seller's Warranties and Servicing Agreement

================================================================================



                          Lehman Brothers Bank, F.S.B.,


                                    Purchaser


                                       and

                              IndyMac Bank, F.S.B.,


                                     Company






        ---------------------------------------------------------------

                   SELLER'S WARRANTIES AND SERVICING AGREEMENT

                          Dated as of November 1, 2001

        ---------------------------------------------------------------

               Conventional Residential Fixed Rate Mortgage Loans

                                Group No. 2001-3



================================================================================

                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

                                   ARTICLE II

           CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                               BOOKS AND RECORDS;
                              DELIVERY OF DOCUMENTS

Section 2.01    Conveyance of Mortgage Loans; Possession of Mortgage
                  Files; Maintenance of Servicing Files.......................12
Section 2.02    Books and Records; Transfers of Mortgage Loans................13
Section 2.03    Delivery of Documents.........................................14

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

Section 3.01    Company Representations and Warranties........................15
Section 3.02    Representations and Warranties Regarding Individual
                  Mortgage Loans..............................................17
Section 3.03    Remedies for Breach of Representations and Warranties.........28
Section 3.04    Restrictions and Requirements Applicable in the Event
                  that a Mortgage Loan is Acquired by a REMIC.................30
[Section 3.05   Review of Mortgage Loans.]....................................32

                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 4.01    Company to Act as Servicer....................................32
Section 4.02    Liquidation of Mortgage Loans.................................33
Section 4.03    Collection of Mortgage Loan Payments..........................34
Section 4.04    Establishment of and Deposits to Custodial Account............34
Section 4.05    Permitted Withdrawals From Custodial Account..................36
Section 4.06    Establishment of and Deposits to Escrow Account...............37
Section 4.07    Permitted Withdrawals From Escrow Account.....................38
Section 4.08    Payment of Taxes, Insurance and Other Charges.................38
Section 4.09    Protection of Accounts........................................39
Section 4.10    Maintenance of Hazard Insurance...............................39

Section 4.11    Maintenance of Mortgage Impairment Insurance..................41
Section 4.12    Maintenance of Fidelity Bond and Errors and Omissions
                  Insurance...................................................41
Section 4.13    Inspections...................................................42
Section 4.14    Restoration of Mortgaged Property.............................42
Section 4.15    Maintenance of PMI Policy; Claims.............................42
Section 4.16    Title, Management and Disposition of REO Property.............43
Section 4.17    Real Estate Owned Reports.....................................44
Section 4.18    Liquidation Reports...........................................45
Section 4.19    Reports of Foreclosures and Abandonments of Mortgaged
                  Property....................................................45

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

Section 5.01    Remittances...................................................45
Section 5.02    Statements to Purchaser.......................................46
Section 5.03    Monthly Advances by Company...................................46
[Section 5.04   Due Dates Other Than the First of the Month.].................46

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

Section 6.01    Transfers of Mortgaged Property...............................47
Section 6.02    Satisfaction of Mortgages and Release of Mortgage Files.......48
Section 6.03    Servicing Compensation........................................48
Section 6.04    Annual Statement as to Compliance.............................49
Section 6.05    Annual Independent Public Accountants' Servicing Report.......49
Section 6.06    Right to Examine Company Records..............................49

                                   ARTICLE VII

                              PASS-THROUGH TRANSFER

Section 7.01    Removal of Mortgage Loans from Inclusion Under this
                  Agreement Upon a Pass-Through Transfer on One or More
                  Reconstitution Dates........................................50
Section 7.02    Purchaser's Repurchase and Indemnification Obligations........50

                                  ARTICLE VIII

                              COMPANY TO COOPERATE

Section 8.01    Provision of Information......................................51
Section 8.02    Financial Statements; Servicing Facility......................52

                                   ARTICLE IX

                                   THE COMPANY

Section 9.01    Indemnification; Third Party Claims...........................52
Section 9.02    Merger or Consolidation of the Company........................53
Section 9.03    Limitation on Liability of Company and Others.................53
Section 9.04    Limitation on Resignation and Assignment by Company...........53

                                    ARTICLE X

                                     DEFAULT

Section 10.01   Events of Default.............................................54
Section 10.02   Waiver of Defaults............................................56

                                   ARTICLE XI

                                   TERMINATION

Section 11.01   Termination...................................................56
Section 11.02   Termination Without Cause.....................................56

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

Section 12.01   Successor to Company..........................................57
Section 12.02   Amendment.....................................................58
Section 12.03   Governing Law.................................................58
Section 12.04   Duration of Agreement.........................................58
Section 12.05   Notices.......................................................58
Section 12.06   Severability of Provisions....................................59
Section 12.07   Relationship of Parties.......................................59
Section 12.08   Execution; Successors and Assigns.............................59
Section 12.09   Recordation of Assignments of Mortgage........................59
Section 12.10   Assignment by Purchaser.......................................59
Section 12.11   No Personal Solicitation......................................60
Section 12.12   Appointment and Designation of Master Servicer................60

                                    EXHIBITS

EXHIBIT A       MORTGAGE LOAN SCHEDULE
EXHIBIT B       CONTENTS OF EACH MORTGAGE FILE
EXHIBIT C       MORTGAGE LOAN DOCUMENTS

EXHIBIT D-1     FORM OF CUSTODIAL ACCOUNT CERTIFICATION
EXHIBIT D-2     FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT E-1     FORM OF ESCROW ACCOUNT CERTIFICATION
EXHIBIT E-2     FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT F       FORM OF MONTHLY REMITTANCE ADVICE
EXHIBIT G       FORM OF ASSIGNMENT AND ASSUMPTION
EXHIBIT H       UNDERWRITING GUIDELINES

         This is a Seller's Warranties and Servicing Agreement for conventional fixed rate residential first lien mortgage loans (the "Mortgage Loans") on a servicing retained basis as described herein, dated and effective as of November 1, 2001, and is executed between Lehman Brothers Bank, F.S.B., as purchaser (the "Purchaser"), and IndyMac Bank, F.S.B., as seller and servicer (the "Company").

                              W I T N E S S E T H:

         WHEREAS, from time to time, the Company desires to sell to the Purchaser, and from time to time, the Purchaser desires to purchase from the Company certain conventional fixed rate residential first lien mortgage loans (the "Mortgage Loans") on a servicing retained basis as described herein, and which shall be delivered as whole loans;

         WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is annexed hereto as Exhibit A; and

         WHEREAS, the Purchaser and the Company wish to prescribe the manner of purchase of the Mortgage Loans and the management, servicing and control of the Mortgage Loans.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Purchaser and the Company agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

         Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property, or, with respect to a Cooperative Loan, where the related Cooperative Project, is located.

         Acknowledgment Agreement: The document, substantially in the form of
Exhibit I, to be executed by the Purchaser and the Company on or prior to each Closing Date which document shall amend the Mortgage Loan Schedule attached as Exhibit A hereto to reflect the addition of Mortgage Loans to such Exhibit A and which document reflects the addition of Mortgage Loans which are subject to the terms and conditions of this Agreement.

         Agency Transfer: The sale or transfer by Purchaser of some or all of the Mortgage Loans to Fannie Mae under its Cash Purchase Program or its MBS Swap Program (Special Servicing Option) or to Freddie Mac under its Freddie Mac Cash Program or Gold PC Program, retaining the Company as "servicer thereunder".

         Agreement: This Seller's Warranties and Servicing Agreement and all amendments hereof and supplements hereto.

         ALTA: The American Land Title Association or any successor thereto.

         Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property or Cooperative Unit, as applicable.

         Appropriate Federal Banking Agency: Appropriate Federal Banking Agency shall have the meaning ascribed to it by Section 1813(q) of Title 12 of the United States Code, as amended from time to time.

         Approved Flood Insurance Contract Provider: A flood insurance contract provider acceptable to Fannie Mae or Freddie Mac.

         Approved Tax Service Contract Provider: A tax service contract provider acceptable to Fannie Mae or Freddie Mac.

         Assignment and Conveyance: An Assignment and Conveyance in the form of
Exhibit 6 to the Mortgage Loan Purchase Agreement dated as of the date hereof, by and between the Seller and the Purchaser.

         Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the sale of the Mortgage to the Purchaser.

         BIF: The Bank Insurance Fund, or any successor thereto.

         BPO: A broker's price opinion with respect to a Mortgaged Property.

         Business Day: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions in the States of New York or California are authorized or obligated by law or executive order to be closed.

         Closing Date: The date or dates set forth on the related Purchase Price and Terms Letter on which the Purchaser from time to time shall purchase and the Company from time to time shall sell, the Mortgage Loans listed on the related Mortgage Loan Schedule.

         Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

         Company: IndyMac Bank, F.S.B., or its successor in interest or assigns, or any successor to the Company under this Agreement appointed as herein provided.

         Condemnation Proceeds: All awards or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

         Cooperative Corporation: The cooperative apartment corporation that holds legal title to a Cooperative Project and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

         Cooperative Loan: A Mortgage Loan identified as such on the applicable Mortgage Loan Schedule that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

         Cooperative Project: All real property owned by a Cooperative Corporation including the land, separate dwelling units and all common elements.

         Cooperative Shares: The shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by a stock certificate.

         Cooperative Unit:  Means a specific unit in a Cooperative Project.

         Custodial Agreement: That certain Custodial Agreement, dated as of July 13, 1999, by and between the Purchaser and LaSalle National Bank, N.A.

         Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

         Cut-off Date: The date set forth on the related Purchase Price and Terms Letter.

         Deleted Mortgage Loan: A Mortgage Loan which is repurchased by the Company in accordance with the terms of this Agreement and which is, in the case of a substitution pursuant to Section 3.03, replaced or to be replaced with a Qualified Substitute Mortgage Loan.

         Determination Date: The 15th day (or if such day is not a Business Day, the Business Day immediately preceding such 15th day) of the month of the related Remittance Date.

         Disqualified Organization: An organization defined as such in Section 860E(e) of the Code.

         Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such

Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the month of such Due Date.

         Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

         Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; and

         (ii) federal funds, demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such holding company) are rated "P-1" by Moody's Investors Service, Inc. and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated at least "Aa" by Moody's Investors Service, Inc.;

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

         Errors and Omissions Insurance Policy: An errors and omissions insurance policy to be maintained by the Company pursuant to Section 4.12.

         Escrow Account: The separate account or accounts created and maintained pursuant to Section 4.06.

         Escrow Mortgage Loan: A Mortgage Loan for which Escrow Payments are required to be escrowed by the Mortgage or any other document.

         Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

         Event of Default: Any one of the conditions or circumstances enumerated in Section 10.01.

         Exception Mortgage Loan: A Mortgage Loan which was originated as an exception to the Company's underwriting guidelines in effect at the time of origination, as attached hereto as Exhibit H.

         Fannie Mae: Fannie Mae, or any successor thereto.

         Fannie Mae Guides: The Fannie Mae Sellers' Guide and the Fannie Mae Servicers' Guide and all amendments or additions thereto.

         FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

         FICO Score: A statistical credit score obtained by mortgage lenders in connection with the loan application to help assess a borrower's credit worthiness.

         Fidelity Bond: A fidelity bond to be maintained by the Company pursuant to Section 4.12.

         First Remittance Date: With respect to each Mortgage Loan, the 18th day of the month following the month in which the related Cut-off Date occurs, or if such 18th day is not a Business Day, the first Business Day immediately following such 18th day.

         Freddie Mac: Freddie Mac, or any successor thereto.

         Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

         Insured Depository Institution: Insured Depository Institution shall have the meaning ascribed to such term by Section 1813(c)(2) of Title 12 of the United States Code, as amended from time to time.

         Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

         Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan, the ratio of the Stated Principal Balance of the Mortgage Loan as of the Cut-off Date (unless otherwise indicated) to the lesser of (a) the Appraised Value of the Mortgaged Property and (b) if the

Mortgage Loan was made to finance the acquisition of the related Mortgaged Property, the purchase price of the Mortgaged Property, expressed as a percentage.

         Monthly Advance: The portion of Monthly Payment delinquent with respect to each Mortgage Loan at the close of business on the Determination Date required to be advanced by the Company pursuant to Section 5.03 on the Business Day immediately preceding the Remittance Date of the related month.

         Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

         Mortgage: The mortgage, deed of trust, Pledge Agreement or other instrument securing a Mortgage Note, which creates a first lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note, or in the case of each Cooperative Loan creates a first priority security interest on the Cooperative Shares and Proprietary Lease securing the Mortgage Note.

         Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit B annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

         Mortgage Impairment Insurance Policy: A mortgage impairment or blanket hazard insurance policy as described in Section 4.11.

         Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note.

         Mortgage Loan: An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the related Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

         Mortgage Loan Documents: The documents listed in Exhibit C hereto.

         Mortgage Loan Package: A pool of Mortgage Loans sold to the Purchaser by the Company on a Closing Date.

         Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the Mortgage Interest Rate minus the greater of (a) the Servicing Fee Rate and (b) an amount equal to the Mortgage Interest Rate minus 6.50%.

         Mortgage Loan Schedule: With respect to each Mortgage Loan Package, a schedule of Mortgage Loans annexed hereto as Exhibit A, each such schedule setting forth the following information with respect to each Mortgage Loan: (1) the Company's Mortgage Loan identifying number; (2) the Mortgagor's and co-Mortgagor's (if applicable) name; (3) the street address of the Mortgaged Property including the city, state, county and zip code; (4) a code indicating whether the Mortgaged Property is a single family residence, a 2-4 family residence, a unit in a planned unit development, a townhouse, a cooperative unit, or a unit in a low-rise or high-rise condominium project; (5) the number of units for all Mortgaged Properties; (6) the original months to maturity or the remaining months to maturity from the related Cut-off Date, in any case based on the original amortization schedule, and if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) a code indicating the lien status of the Mortgage Loan; (8) the Loan-to-Value Ratio at origination; (9) the Appraised Value and purchase price, if applicable, of the Mortgaged Property; (10) the Mortgage Interest Rate at the date of origination; (11) the date on which the Mortgage Loan was committed to or approved; (12) the date on which the Mortgage Loan was originated; (13) the first payment date of the Mortgage Loan; (14) the stated maturity date; (15) the amount of the Monthly Payment as of the related Cut-off Date; (16) the amount of the Monthly Payment as of the date of origination; (17) the next Due Date; (18) a code indicating the payment status of the Mortgage Loan (bankruptcy, foreclosure, REO); (19) the original principal amount of the Mortgage Loan; (20) the principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal received on or before the related Cut-off Date; (21) the scheduled principal balance of the Mortgage Loan as of the close of business on the related Cut-off Date, after deduction of payments of principal due on the Mortgage Loan before the related Cut-off Date; (22) a code indicating the loan purpose type; (23) the occupancy status of the Mortgaged Property at the time of origination; (24) the Mortgagor's and co-Mortgagor's (if applicable) FICO Score; (25) a code indicating the PMI Policy provider and percent of coverage (if applicable); (26) the PMI Policy certificate number and a code indicating the method of payment for PMI Policy premiums and cost (lender paid PMI Policy), if applicable; (27) a code indicating the type of documentation program; (28) the back-end debt to income ratio; (29) the number of Mortgagors; (30) the Mortgagor's and co-Mortgagor's, if applicable, social security number; (31) the annual income, combined, of the Mortgagor and co-Mortgagor, if applicable; (32) a code indicating the prepayment penalty term and the prepayment penalty amount of the Mortgage Loan, if any; (33) the Servicing Fee; (34) the tax service contract provider; (35) the flood certification contract provider; (36) the monthly tax and insurance payment; (37) the escrow balance as of the related Cut-off Date; and (38) a code indicating whether the Mortgage Loan is an exception to the Company's Underwriting Guidelines and if so, detail as to the exception. With respect to the Mortgage Loans in each Mortgage Loan Package in the aggregate, the related Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

         Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         Mortgaged Property: The residential real property securing repayment of the debt evidenced by a Mortgage Note or with respect to a Cooperative Loan, the Cooperative Shares and the Proprietary Lease.

         Mortgagor: The obligor on a Mortgage Note.

         NOI: A notice of intent to foreclose delivered by the Company to the applicable Mortgagor in compliance with applicable law.

         Nonrecoverable Advance: Any Servicing Advance or Monthly Advance in respect of a Mortgage Loan or REO Property that, pursuant to Accepted Servicing Practices, would not be recoverable from Insurance Proceeds or Liquidation Proceeds with respect to such Mortgage Loan or REO Property.

         Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an assistant Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Company, and delivered to the Purchaser as required by this Agreement.

         Opinion of Counsel: A written opinion of counsel, who may be an employee of the Company, reasonably acceptable to the Purchaser, provided that any Opinion of Counsel relating to (a) qualification of the Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel who (i) is in fact independent of the Company and any master servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Company or any master servicer of the Mortgage Loans or in an affiliate of either and (iii) is not connected with the Company or any master servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

         Pass-Through Transfer: The sale or transfer of some or all of the Mortgage Loans to a trust to be formed as part of a publicly-issued and/or privately placed, rated or unrated, mortgage pass-through transaction, retaining the Company as "servicer" (with or without a master servicer) thereunder.

         Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

         Pledge Agreement: The specific security agreement or pledge agreement creating a security interest on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

         PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

         Prepayment Interest Shortfall Amount: With respect to any Mortgage Loan that was subject to a Principal Prepayment in full or in part during any Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such Due Period, the amount of interest (net the related Servicing Fee) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

         Prime Rate: The prime rate announced to be in effect from time to time, as published as the average rate in the "Money Rates" section of The Wall Street Journal.

         Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any prepayment penalty or premium thereon and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

         Principal Prepayment Period: The month preceding the month in which the related Remittance Date occurs.

         Proprietary Lease: A lease on (or occupancy agreement with respect to) a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares or the Company in such Cooperative Unit.

         Purchaser: Lehman Brothers Bank, F.S.B., or its successor in interest or any successor to the Purchaser under this Agreement as herein provided.

         Qualified Depository: A depository the accounts of which are insured by the FDIC through the BIF or the SAIF or the debt obligations of which are rated AA or better by Standard & Poor's Corporation.

         Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac and the Rating Agencies.

         Qualified Substitute Mortgage Loan: A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution, (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be of the same type as the Deleted Mortgage Loan (e.g. fixed rate Mortgage Loan vs. ARM Mortgage Loan); (iii) have a Mortgage Interest Rate not less than and not more than 2% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 3.01 and 3.02; and (vi) be a REMIC Eligible Mortgage Loan.

         Rating Agency: Any of Fitch, Moody's or Standard & Poor's or their respective successors designed by the Purchaser.

         Reconstitution Agreements: The agreement or agreements entered into by the Purchaser, the Company, or certain third parties on the Reconstitution Date(s) with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Pass-Through Transfer as set forth in Section 7.01, including, but not limited to, a Pooling and Servicing Agreement and master servicing agreement and related custodial/trust agreement and related documents with respect to a Pass-Through Transfer. Such agreement or agreements shall prescribe the rights and obligations of the Company in servicing the related Mortgage Loans and shall provide for servicing compensation to the Company (calculated on a weighted average basis for all the related Mortgage Loans as of the Reconstitution Date) at least equal to the Servicing Fee due the

Company in accordance with this Agreement or the servicing fee required pursuant to the Reconstitution Agreement, whichever is less. The form of relevant Reconstitution Agreement to be entered into by the Purchaser and/or master servicer or trustee and the Company with respect to Pass-Through Transfers shall be reasonably satisfactory in form and substance to the Purchaser and the Company (giving due regard to any rating or master servicing requirements) and the representations and warranties and servicing provisions contained therein shall be substantially similar to those contained in this Agreement, unless otherwise mutually agreed by the parties.

         Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Pass-Through Transfer pursuant to
Section 7.01 hereof. On such date or dates, the Mortgage Loans transferred shall cease to be covered by this Agreement and the Company's servicing responsibilities shall cease under this Agreement with respect to the related transferred Mortgage Loans.

         Record Date: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

         REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

         REMIC Documents: The document or documents creating and governing the administration of a REMIC.

         REMIC Eligible Mortgage Loan: A Mortgage Loan held by a REMIC which satisfies and/or complies with all applicable REMIC Provisions.

         REMIC Provisions: Provisions of the federal income tax law relating to a REMIC, which appear at Section 860A through 860G of Subchapter M of Chapter 1, Subtitle A of the Code, and related provisions, and regulations, rulings or pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

         Remittance Date: The 18th day (or if such day is not a Business Day, the Business Day immediately following such 18th day).

         REO Disposition: The final sale by the Company of any REO Property.

         REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 4.16.

         REO Property: A Mortgaged Property acquired by the Company on behalf of the Purchasers through foreclosure or by deed in lieu of foreclosure, as described in Section 4.16.

         Repurchase Price: With respect to any Mortgage Loan, a price equal to
(i) the Stated Principal Balance of the Mortgage Loan plus (ii) interest on such Stated Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase, less amounts received or advanced in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in the month of repurchase.

         SAIF: The Savings Association Insurance Fund, or any successor thereto.

         Securities Act of 1933 or the 1933 Act: The Securities Act of 1933, as amended.

         Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses other than Monthly Advances (including reasonable attorneys' fees and disbursements) incurred in the performance by the Company of its servicing obligations, including, but not limited to, the cost of (a) the preservation, restoration and protection of the Mortgaged Property, (b) any enforcement or judicial proceedings, including foreclosures, (c) the management and liquidation of any REO Property and (d) compliance with the obligations under Section 4.08.

         Servicing Fee: With respect to each Mortgage Loan, the amount of the annual fee the Purchaser shall pay to the Company, which shall, for a period of one full month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b) the outstanding principal balance of such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds, to the extent permitted by Section 4.05) of such Monthly Payment collected by the Company, or as otherwise provided under Section 4.05.

         Servicing Fee Rate: 0.25% per annum.

         Servicing File: With respect to each Mortgage Loan, the file retained by the Company consisting of originals of all documents in the Mortgage File which are not delivered to the Custodian and copies of the Mortgage Loan Documents listed in Exhibit C, the originals of which are delivered to the Custodian pursuant to Section 2.01.

         Servicing Officer: Any officer of the Company involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Company to the Purchaser upon request, as such list may from time to time be amended.

         Stated Principal Balance: As to each Mortgage Loan, (i) the principal balance of the Mortgage Loan at the related Cut-off Date after giving effect to payments of principal due on or before such date, whether or not received, minus
(ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal or advances in lieu thereof.

         Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the certificate holders under a REMIC or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

         Transfer: Any of an Agency Transfer, Whole Loan Transfer or Pass-Through Transfer.

         Underwriting Guidelines: The underwriting guidelines of the Seller for jumbo prime mortgage loans, as attached hereto as Exhibit H.

         Well Capitalized: With respect to any Insured Depository Institution, the maintenance by such Insured Depository Institution of capital ratios at or above the required minimum levels for such capital category under the regulations promulgated pursuant to Section 1831(o) of the United States Code, as amended from time to time, by the Appropriate Federal Banking Agency for such institution, as such regulation may be amended from time to time.

         Whole Loan Transfer: The sale or transfer of some or all of the Mortgage Loans to a third party purchaser in a whole loan transaction pursuant to a seller's warranties and servicing agreement or a participation and servicing agreement, retaining the Company as "servicer" thereunder.

                                   ARTICLE II

           CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES;
                    BOOKS AND RECORDS; DELIVERY OF DOCUMENTS

         Section 2.01 Conveyance of Mortgage Loans; Possession of Mortgage Files; Maintenance of Servicing Files.

         The Company, on each Closing Date, does hereby sell, transfer, assign, set over and convey to the Purchaser, without recourse, but subject to the terms of this Agreement, all the right, title and interest of the Company in and to the Mortgage Loans in the related Mortgage Loan Package. Pursuant to Section 2.03, the Company has delivered the Mortgage Loan Documents for each Mortgage Loan in the Mortgage Loan Package to the Custodian.

         The contents of each Mortgage File not delivered to the Custodian are and shall be held in trust by the Company for the benefit of the Purchaser as the owner thereof. The Company shall maintain a Servicing File consisting of a copy of the contents of each Mortgage File and the originals of the documents in each Mortgage File not delivered to the Custodian. The possession of each Servicing File by the Company is at the will of the Purchaser for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Company is in a custodial capacity only. Upon the sale of the Mortgage Loans the ownership of each Mortgage Note, the related Mortgage and the related Mortgage File and Servicing File shall vest immediately in the Purchaser, and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company shall vest immediately in the Purchaser and shall be retained and maintained by the Company, in trust, at the will of the Purchaser and only in such custodial capacity. Each Servicing File shall be segregated from the other books and records of the Company and shall be marked appropriately to reflect clearly the sale of the related Mortgage Loan to the Purchaser. The Company shall release its custody of the contents of any Servicing File only in accordance with written instructions from the Purchaser, unless such release is required as incidental to the Company's servicing of the Mortgage Loans or is in connection with a repurchase of any Mortgage Loan pursuant to Section 3.03, 3.04, 3.05 or 6.02.

         Section 2.02 Books and Records; Transfers of Mortgage Loans.

         From and after the sale of the Mortgage Loans to the Purchaser all rights arising out of the Mortgage Loans in a Mortgage Loan Package including but not limited to all funds received on or in connection with the Mortgage Loans, shall be received and held by the Company in trust for the benefit of the Purchaser as owner of such Mortgage Loans, and the Company shall retain record title to the related Mortgages for the sole purpose of facilitating the servicing and the supervision of the servicing of the Mortgage Loans.

         The sale of each Mortgage Loan in a Mortgage Loan Package shall be reflected on the Company's balance sheet and other financial statements as a sale of assets by the Company. The Company shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be marked clearly to reflect the ownership of each Mortgage Loan by the Purchaser. In particular, the Company shall maintain in its possession, available for inspection by the Purchaser, or its designee and shall deliver to the Purchaser upon demand, evidence of compliance with all federal, state and local laws, rules and regulations, and requirements of Fannie Mae or Freddie Mac, including but not limited to documentation as to the method used in determining the applicability of the provisions of the Flood Disaster Protection Act of 1973, as amended, to the Mortgaged Property, documentation evidencing insurance coverage and eligibility of any condominium project for approval by Fannie Mae and periodic inspection reports as required by Section 4.13. To the extent that original documents are not required for purposes of realization of Liquidation Proceeds or Insurance Proceeds, documents maintained by the Company may be in the form of microfilm or microfiche or such other reliable means of recreating original documents, including but not limited to, optical imagery techniques so long as the Company complies with the requirements of the Fannie Mae Selling and Servicing Guides, as amended from time to time.

         This Agreement continuously, from the time of its execution, shall be an official record of the Company and Company will maintain a copy of this Agreement and each agreement related hereto in its official books and records.

         The Company shall maintain with respect to each Mortgage Loan and shall make available for inspection by any Purchaser or its designee the related Servicing File during the time the Purchaser retains ownership of a Mortgage Loan and thereafter in accordance with applicable laws and regulations.

         The Company shall keep at its servicing office books and records in which, subject to such reasonable regulations as it may prescribe, the Company shall note transfers of Mortgage Loans. No transfer of a Mortgage Loan may be made unless such transfer is in compliance with the terms hereof. For the purposes of this Agreement, the Company shall be under no obligation to deal with any person with respect to this agreement or the Mortgage Loans unless the books and records show such person as the owner of the Mortgage Loan. The Purchaser may, subject to the terms of this Agreement, sell and transfer one or more of the Mortgage Loans, provided, however, that (i) the transferee will not be deemed to be a Purchaser hereunder binding upon the Company unless such transferee shall agree in writing to be bound by the terms of this Agreement and an original counterpart of the instrument of transfer and an assignment and assumption of this Agreement in the form of Exhibit G hereto executed by the transferee shall have been delivered to the Company, and (ii) with respect to each Mortgage Loan Package, in no event shall there be more than four Persons at any given time having the status of "Purchaser" hereunder. The Purchaser also shall advise the Company of the transfer. Upon receipt of notice of the transfer, the Company shall mark its books and records to reflect the ownership of the Mortgage Loans of such assignee, and shall release the previous Purchaser from its obligations hereunder with respect to the Mortgage Loans sold or transferred.

         Section 2.03 Delivery of Documents.

         On or prior to the date set forth in the related Purchase Price and Terms Letter, the Company shall deliver and release to the Custodian those Mortgage Loan Documents as required by this Agreement with respect to each Mortgage Loan in the related Mortgage Loan Package, a list of which is attached to the related Assignment and Conveyance.

         On or prior to the related Closing Date, the Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement, as evidenced by the Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Purchaser shall be responsible for maintaining the Custodial Agreement for the benefit of the Purchaser and shall pay all fees and expenses of the Custodian.

         The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with Section 4.01 or 6.01 within one week of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within one week of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within sixty days of its submission for recordation.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES;
                               REMEDIES AND BREACH

         Section 3.01 Company Representations and Warranties.

         The Company represents and warrants to the Purchaser that as of each Closing Date:

         (a) Due Organization and Authority. The Company is a federally chartered savings bank duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Company, and in any event the Company is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the related Mortgage Loan and the servicing of such Mortgage Loan in accordance with the terms of this Agreement; the Company has the full corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Company and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Company; and all requisite corporate action has been taken by the Company to make this Agreement valid and binding upon the Company in accordance with its terms;

         (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

         (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Company's charter or by-laws or any legal restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans, or impair the value of the Mortgage Loans;

         (d) Ability to Service. The Company is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Company is in good standing to sell mortgage loans to and service mortgage loans for Fannie Mae or Freddie Mac, and no event has occurred, including but not limited to a change in insurance coverage, which would make the Company unable to comply with Fannie Mae or Freddie Mac eligibility requirements or which would require notification to either Fannie Mae or Freddie Mac;

         (e) Reasonable Servicing Fee. The Company acknowledges and agrees that the Servicing Fee, as calculated at the Servicing Fee Rate, represents reasonable compensation for performing such services and that the entire Servicing Fee shall be treated by the Company, for accounting and tax purposes, as compensation for the servicing and administration of the Mortgage Loans pursuant to this Agreement.

         (f) Ability to Perform. The Company does not believe, nor does it have any reason or cause to believe, that it cannot comply in all material respects each and every covenant contained in this Agreement. The Company is solvent and the sale of the Mortgage Loans will not cause the Company to become insolvent. The sale of the Mortgage Loans is not undertaken with the intent to hinder, delay or defraud any of the Company's creditors;

         (g) No Litigation Pending. There is no action, suit, proceeding or investigation pending or, to the best of the Company's knowledge, threatened against the Company which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Company, or in any material impairment of the right or ability of the Company to carry on its business substantially as now conducted, or in any material liability on the part of the Company, or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Company contemplated herein, or which would be likely to impair materially the ability of the Company to perform under the terms of this Agreement;

         (h) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of or compliance by the Company with this Agreement or the sale of the Mortgage Loans as evidenced by the consummation of the transactions contemplated by this Agreement, or if required, such approval has been obtained prior to the related Closing Date;

         (i) Selection Process. The Mortgage Loans were not selected in a manner so as to affect adversely the interests of the Purchaser;

         (j) Pool Characteristics. With respect to each Mortgage Loan Package, the Mortgage Loan characteristics set forth on Exhibit 2 to the related Assignment and Conveyance are true and complete.

         (k) No Untrue Information. Neither this Agreement (with the exception of sub-part (j) of this Section) nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any material untrue statement of fact regarding the Company or omits to state a material fact necessary to make the statements contained therein regarding the Seller not misleading;

         (l) Sale Treatment. The Company has determined that the disposition of the Mortgage Loans pursuant to this Agreement will be afforded sale treatment for accounting and tax purposes;

         (m) Financial Statements. The Company has delivered to the Purchaser financial statements as to its last three complete fiscal years and any later quarter ended more than 60 days prior to the execution of this Agreement. All such financial statements fairly present the pertinent results of operations and changes in financial position at the end of each such period of the Company and its subsidiaries and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto. There has been no change in the business, operations, financial condition, properties or assets of the Company since the date of the Company's financial statements that would have a material adverse effect on its ability to perform its obligations under this Agreement.;


         (n) No Brokers' Fees. The Company has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans;

         (o) Insured Depository Institution Representations. Company is an "insured depository institution" as that term is defined in Section 1813(c)(2) of Title 12 of the United States Code, as amended, and accordingly, Company makes the following additional representations and warranties:

         (i) This Agreement between Purchaser and Company conforms to all applicable statutory and regulatory requirements; and

         (ii) This Agreement is (1) executed contemporaneously with the agreement reached by Purchaser and Company, (2) approved by a specific corporate or banking association resolution by the Company's board of directors, which approval shall be reflected in the minutes of said board, and (3) an official record of the Company. A copy of such resolution, certified by a vice president or higher officer of Company has been provided to Purchaser.

         Section 3.02 Representations and Warranties Regarding Individual Mortgage Loans.

         As to each Mortgage Loan, the Company hereby represents and warrants to the Purchaser that as of the related Closing Date:

         (a) Mortgage Loans as Described. The information set forth in the Mortgage Loan Schedule is materially complete, true and correct;

         (b) Payments Current. All payments required to be made up to the related Closing Date for the Mortgage Loan under the terms of the Mortgage Note have been made and credited. No payment required under the Mortgage Loan is 30 days or more delinquent nor has any payment under the Mortgage Loan been delinquent for 30 days or more in the 12 months preceding the related Closing Date. The first Monthly Payment was made with respect to the Mortgage Loan within 30 days of its Due Date;

         (c) No Outstanding Charges. There are no material defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or, with respect to each Escrow Mortgage Loan, an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. The Company has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage Loan proceeds, whichever is earlier, to the day which precedes by one month the Due Date of the first installment of principal and interest;

         (d) Original Terms Unmodified. The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Purchaser and which has been delivered to the Custodian. The substance of any such waiver, alteration or modification has been approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and its terms are reflected on the Mortgage Loan Schedule. No Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the issuer of any related PMI Policy and the title insurer, to the extent required by the policy, and which assumption agreement is part of the Mortgage Loan File delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

         (e) No Defenses. The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including without limitation the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto, and no Mortgagor was a debtor in any state or federal bankruptcy or insolvency proceeding at the time the Mortgage Loan was originated;

         (f) Hazard Insurance. With respect to Mortgage Loans other than Cooperative Loans, pursuant to the terms of the Mortgage, all buildings or other improvements upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located pursuant to insurance policies conforming to the requirements of Fannie Mae and Freddie Mac. If, upon origination of the Mortgage Loan (other than a Cooperative
Loan), the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. With respect to each Cooperative Loan, the related Cooperative Project is insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Cooperative Project is located pursuant to insurance policies conforming to the requirements of Fannie Mae and Freddie Mac. All individual insurance policies contain a standard mortgagee clause naming the Company and its successors and assigns as mortgagee, and all premiums thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor's cost and expense, and to seek reimbursement therefor from the Mortgagor. Where required by state law or regulation, with respect to Mortgage Loans other than Cooperative Loans, the Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a "master" or "blanket" hazard insurance policy covering the common facilities of a planned unit development. The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Purchaser upon the consummation of the transactions contemplated by this Agreement. The Company has not engaged in, and has no knowledge of the Mortgagor's or any subservicer's having engaged in, any act or omission which would impair the coverage of any such policy, the benefits of the endorsement provided for herein, or the validity and binding effect of either, including, without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

         (g) Compliance with Applicable Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with, and the Company shall maintain in its possession, available for the Purchaser's inspection, and shall deliver to the Purchaser upon demand, evidence of compliance with all such requirements;

         (h) No Satisfaction of Mortgage. The Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission. The Company has not waived the performance by the Mortgagor of any action, if the Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor;

         (i) Location and Type of Mortgaged Property. The Mortgaged Property (other than with respect to a Cooperative Loan) is a fee simple property. The Mortgaged Property or, with respect to each Cooperative Loan, Cooperative Unit is located in the state identified in the related Mortgage Loan Schedule and consists of a single parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit in a low-rise condominium project, or a Cooperative Unit, or an individual unit in a planned unit development, provided, however, that (I) any condominium unit or planned unit development shall conform with the Company's Underwriting Guidelines regarding such dwellings, and (II) that no residence or dwelling is a mobile home or manufactured housing.

No portion of the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit is used for commercial purposes;

         (j) Valid First Lien. The Mortgage (other than with respect to a Cooperative Loan) is a valid, subsisting, enforceable and perfected first priority lien and first priority security interest on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems located in or annexed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing. The lien of the Mortgage (other than with respect to a Cooperative Loan) is subject only to:

         (1) the lien of current real property taxes and assessments not yet due and payable;

         (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and (i) referred to or to otherwise considered in the appraisal made for the originator of the Mortgage Loan or (ii) which do not adversely affect the Appraised Value of the Mortgaged Property set forth in such appraisal; and

         (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secured debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

         (k) Validity of Mortgage Documents. The Mortgage Note and the Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or reorganization. All parties to the Mortgage Note and the Mortgage and any other related agreement had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage and any other related agreement, and the Mortgage Note, the Mortgage and any other related agreement have been duly and properly executed by such parties. The Company has reviewed all of the documents constituting the Servicing File and has made such inquiries as it deems necessary to make and confirm the accuracy of the representations set forth herein;

         (l) Full Disbursement of Proceeds. The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage;

         (m) Ownership. The Company is the sole owner of record and holder of the Mortgage Loan. The Mortgage Loan is not assigned or pledged, and the Company has good and marketable title thereto, and has full right to transfer and sell the Mortgage Loan therein to the Purchaser free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

         (n) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property or with respect to each Cooperative Loan, the Cooperative Unit, is located, and (2) organized under the laws of such state, or (3) qualified to do business in such state, or (4) federal savings and loan associations or national banks having principal offices in such state, or
(5) not doing business in such state;

         (o) LTV, PMI Policy. If the LTV of the Mortgage Loan is more than 80% (an "80% Loan") either (i) the excess over 75% of the Appraised Value is and will be insured as to payment defaults by a PMI Policy until the LTV of such Mortgage Loan is reduced to 80% (a "PMI Loan") or (ii) such Mortgage Loan is listed on an exhibit to the applicable Assignment and Conveyance. All provisions of such PMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. No action, inaction, or event has occurred and no state of facts exists that has, or will result in the exclusion from, denial of, or defense to coverage. Any Mortgage Loan subject to a PMI Policy obligates the Mortgagor thereunder to maintain the PMI Policy and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan as set forth on the Mortgage Loan
Schedule is net of any such insurance premium;

         (p) Title Insurance. The Mortgage Loan (other than each Cooperative
Loan) is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy of insurance acceptable to Fannie Mae or Freddie Mac, issued by a title insurer acceptable to Fannie Mae or Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Company, its successors and assigns, as to the first priority lien, as applicable, of the Mortgage, in the original principal amount of the Mortgage Loan, subject only to the exceptions contained in clauses (1), (2) and (3) of this Section 3.02. Where required by state law or regulation, the Mortgagor has been given the opportunity to choose the carrier of the required mortgage title insurance. Additionally, such lender's title insurance policy affirmatively insures ingress and egress, and against encroachments by or upon the Mortgaged Property or any interest therein. The Company is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy including without limitation, no unlawful fee, commission, kickback or other unlawful compensation or value of any kind has been or will be received, retained or realized by any attorney, firm or other person or entity, and no such unlawful items have been received, retained or realized by the Company;

         (q) No Defaults. There is no material default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and neither the Company nor its predecessors have waived any default, breach, violation or event of acceleration;

         (r) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

         (s) Location of Improvements; No Encroachments. All improvements which were considered in determining the Appraised Value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit and no improvements on adjoining properties encroach upon the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit. No improvement located on or being part of the Mortgaged Property or, with respect to each Cooperative Loan, the Cooperative Unit is in violation of any applicable zoning law or regulation;

         (t) Origination: Payment Terms. At the time the Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a Federal or State authority. The Mortgage Interest Rate is the fixed interest rate set forth in the Mortgage Note. The Mortgage Note is payable each month in equal monthly installments of principal and interest, with interest calculated and payable in arrears, and except for any balloon Mortgage Loan, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from commencement of amortization.

         (u) Customary Provisions. With respect to each Mortgage Loan other than a Cooperative Loan, the Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Upon default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property. To the best of the Company's knowledge, there is no homestead or other exemption available to a Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

         (v) Conformance with Underwriting Guidelines. The Mortgage Loan was underwritten in accordance with the Company's underwriting guidelines in effect at the time the Mortgage Loan was originated, a copy of which underwriting guidelines are attached as Exhibit H hereto. The Mortgage Note and Mortgage are on forms acceptable to Freddie Mac or Fannie Mae;

         (w) Occupancy of the Mortgaged Property or Cooperative Unit. As of the date of origination of the related Mortgage Loan, the Mortgaged Property or Cooperative Unit, as applicable is lawfully occupied under applicable law. All inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property or Cooperative Unit, as applicable, and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities;

         (x) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (j) above;

         (y) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

         (z) Acceptable Investment. The Company has no knowledge of any circumstances or conditions with respect to the Mortgage, the Mortgaged Property, or Cooperative Unit, as applicable, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause private institutional investors using reasonable business judgment to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or adversely affect the value or marketability of the Mortgage Loan;

         (aa) Delivery of Mortgage Documents. The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Company under this Agreement as set forth in Exhibit C attached hereto have been delivered to the Custodian. The Company is in possession of a complete, true and accurate Mortgage File in compliance with Exhibit B, except for such documents the originals of which have been delivered to the Custodian;

         (bb) Condominiums/Planned Unit Developments. If the Mortgaged Property is a condominium unit or a planned unit development (other than a de minimus planned unit development) such condominium or planned unit development project meets Fannie Mae eligibility requirements for sale to Fannie Mae or is located in a condominium or planned unit development project which has received Fannie Mae project approval and the representations and warranties required by Fannie Mae with respect to such condominium or planned unit development have been made and remain true and correct in all respects;

         (cc) Transfer of Mortgage Loans. The Assignment of Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

         (dd) Due on Sale. The Mortgage, contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property or Cooperative Shares, as applicable, is sold or transferred without the prior written consent of the Mortgagee thereunder;

         (ee) No Buydown Provisions; No Graduated Payments or Contingent Interests. The Mortgage Loan does not contain provisions pursuant to which Monthly Payments are paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor nor does it contain any other similar provisions currently in effect which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

         (ff) Consolidation of Future Advances. Any future advances made prior to the related Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

         (gg) Mortgaged Property Undamaged. At origination, there was no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property or the Cooperative Project, as applicable. The Mortgaged Property or the Cooperative Project, as applicable, is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Mortgaged Property or the Cooperative Project, as applicable, as security for the Mortgage Loan or the use for which the premises were intended;

         (hh) Collection Practices; Escrow Deposits. The origination and collection practices used with respect to the Mortgage Loan have been in accordance with Accepted Servicing Practices and in all respects in compliance with all applicable laws and regulations. With respect to escrow deposits and Escrow Payments, all such payments are in the possession of the Company and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. All Escrow Payments have been collected in full compliance with state and federal law. An escrow of funds is not prohibited by applicable law and has been established in an amount sufficient to pay for every item which remains unpaid and which has been assessed but is not yet due and payable. No escrow deposits or Escrow Payments or other charges or payments due the Company have been capitalized under the Mortgage or the Mortgage Note. Any interest required to be paid pursuant to state and local law has been properly paid and credited;

         (ii) Appraisal. The Mortgage File contains an appraisal of the related Mortgage Property or the Cooperative Unit, as applicable, signed prior to the approval of the Mortgage Loan application by a Qualified Appraiser.

         (jj) Soldiers' and Sailors' Relief Act. The Mortgagor has not notified the Company, and the Company has no knowledge of any relief requested or allowed to the Mortgagor under the Soldiers' and Sailors' Civil Relief Act of 1940;

         (kk) Environmental Matters. To the best of the Company's knowledge, the Mortgaged Property or the Cooperative Unit, as applicable, is free from any and all toxic or hazardous substances and there exists no violation of any local, state or federal environmental law, rule or regulation. There is no pending action or proceeding directly involving any Mortgaged Property or Cooperative Unit, as applicable, of which the Company is aware in which compliance with any environmental law, rule or regulation is an issue; and to the best of the Company's knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to use and enjoyment of said property;

         (ll) Conversion to Fixed Interest Rate. With respect to each ARM Mortgage Loan; the Mortgage Loan does not contain a provision permitting or requiring conversion to a fixed interest rate Mortgage Loan.

         (mm) No Construction Loans. No Mortgage Loan was made in connection with (i) the construction or rehabilitation of a Mortgaged Property or Cooperative Unit, as applicable or (ii) facilitating the trade-in or exchange of a Mortgaged Property;

         (nn) No Denial of Insurance. No action, inaction, or event has occurred and no state of exists or has existed that has resulted or will result in the exclusion from, denial of, or defense to coverage under any applicable special hazard insurance policy, PMI Policy, or bankruptcy bond, irrespective of the cause of such failure of coverage. In connection with the placement of any such insurance, no commission, fee, or other compensation has been or will be received by the Company or any designee of the Company or any corporation in which the Company or any officer, director, or employee had a financial interest at the time of placement of such insurance;

         (oo) Regarding the Mortgagor. The Mortgagor is one or more natural persons and/or trustees for an Illinois land trust or a trustee under a "living trust" and such "living trust" is in compliance with Fannie Mae guidelines for such trusts.

         (pp) Texas Home Equity Loans. With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with. Specifically, without limiting the generality of the foregoing, any fees paid in connection with such Mortgage Loan in order for the

Mortgagor to receive a reduced interest rate are not required to be included in the calculation of the aggregate fees pursuant to Section 50(a)(6)(E) of the Texas Constitution.

         (qq) Simple Interest Mortgage Loans. None of the Mortgage Loans are simple interest Mortgage Loans.

         (rr) Single Premium Credit Life Insurance. None of the proceeds of the Mortgage Loan were used to finance single-premium credit life insurance policies.

         (ss) Tax Service Contract The Company has obtained a life of loan, transferable real estate Tax Service Contract with an Approved Tax Service Contract Provider on each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser. Such Tax Service Contract shall contain complete and accurate information with respect to the Mortgage Loan and the Mortgaged Property;

         (tt) Flood Certification Contract. The Company has obtained a life of loan, transferable flood certification contract for each Mortgage Loan and such contract is assignable without penalty, premium or cost to the Purchaser. Such Tax Service Contract shall contain complete and accurate information with respect to the Mortgage Loan and the Mortgaged Property;

         (uu) Recordation. Each original Mortgage was recorded and, except for those Mortgage Loans subject to the MERS identification system, all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Company, or is in the process of being recorded;

         (vv) FICO Scores. Each Mortgage Loan has a non-zero FICO score;

         (ww) Prepayment Fee. With respect to each Mortgage Loan that has a prepayment fee feature, each such prepayment fee is enforceable and will be enforced by the Company, and each prepayment penalty in permitted pursuant to federal, state and local law, including the Parity Act of 1982. No Mortgage Loan will impose a prepayment penalty for a term in excess of five years from the date such Mortgage Loan was originated. Except as otherwise set forth in the Mortgage Loan Schedule, with respect to each Mortgage Loan that contains a prepayment fee, such prepayment fee is at least equal to the lesser of (A) the maximum amount permitted under applicable law and (B) six months interest at the related Mortgage Interest Rate on the amount prepaid in excess of 20% of the original principal balance of such Mortgage Loan; and

         (xx) Predatory Lending Regulations; High Cost Loans. None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994 or (b) "high cost," "threshold," or "predatory" loans under any other applicable state, federal or local law.

         (yy) Cooperative Loans. With respect to each Cooperative Loan the Company represents and warrants:

         (i) the Cooperative Loan is secured by a valid, subsisting, enforceable and perfected first lien on the corporation stock, shares or membership certificate issued to the related Mortgagor with respect to such Cooperative Loan. The lien of the Pledge Agreement is subject only to the Cooperative Corporation's lien against such corporation stock, shares or membership certificate for unpaid assessments of the Cooperative Corporation to the extent required by applicable law. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Cooperative Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein and the Company has full right to sell and assign the same to the Purchaser. The Cooperative Unit was not, as of the date of origination of the Cooperative Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Pledge Agreement.

         (ii) There is no proceeding pending or threatened for the total or partial condemnation of the building owned by the applicable Cooperative Corporation (the "Underlying Mortgaged Property"). The Underlying Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty so as to affect adversely the value of the Underlying Mortgaged Property as security for the mortgage loan on such Underlying Mortgaged Property (the "Cooperative Mortgage") or the use for which the premises were intended.

         (iii) There is no default, breach, violation or event of acceleration existing under the Cooperative Mortgage or the mortgage note related thereto and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration.

         (iv) The Cooperative Corporation has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its formation. The Cooperative Corporation has requisite power and authority to (i) own its properties, and (ii) transact the business in which it is now engaged. The Cooperative Corporation possesses all rights, licenses, permits and authorizations, governmental or otherwise, necessary to entitle it to own its properties and to transact the businesses in which is now engaged.

         (v) The Cooperative Corporation complies in all material respects with all applicable legal requirements. The Cooperative Corporation is not in default or violation of any order, writ, injunction, decree or demand of any governmental authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of the Cooperative Corporation.

         (vi) The Company has delivered to the Purchaser or its designee each of the following documents (collectively, the "Cooperative Loan Documents"): (i) the Cooperative Loan Note, duly endorsed in accordance with the endorsement requirements for Mortgage Notes set forth in this Agreement, (ii) the Pledge Agreement, accompanied by an Assignment of Pledge Agreement, in recordable form,
(iii) the corporation stock, shares or membership certificate accompanied by a stock power which authorizes the lender to transfer shares in the event of a default under the Cooperative Loan Documents, (iv) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, (v) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (vi) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder, and (vii) any guarantees, if applicable. The Cooperative Loan Documents are assignable to the Purchaser and its successors and assigns and have been duly assigned to the Purchaser in accordance with this sub-section (6).

         (vii) The Pledge Agreement contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby.

         (zz) No Fraud. Company does not have actual knowledge of any material misrepresentation, fraud or similar occurrence with respect to a Mortgage Loan that has taken place on the part of any person including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or, in the application of any insurance in relation to such Mortgage Loan; no predatory or deceptive lending practices, including, without limitation, the extension of credit without regard to the ability of the borrower to repay and the extension of credit which has no apparent benefit to the borrower, were employed in the origination of the Mortgage Loan. The documents, instruments and agreements submitted for loan underwriting were not falsified and contain no untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the information and statements therein not misleading.

         Section 3.03 Remedies for Breach of Representations and Warranties.

         (a) It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 shall survive the sale of the Mortgage Loans to the Purchaser and the delivery of the Mortgage Loan Documents to the Custodian and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File. Upon discovery by either the Company or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser, or which materially and adversely affects the interests of Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (in the case of any of the foregoing, a "Breach"), the party discovering such Breach shall give prompt written notice to the other.

         Within 60 days of the earlier of either discovery by or notice to the Company of any Breach of a representation or warranty, the Company shall use its best efforts promptly to cure such Breach in all material respects and, if such Breach cannot be cured, the Company shall, at the Purchaser's option and subject to Section 3.04, repurchase such Mortgage Loan at the Repurchase Price. In the event that a Breach shall involve any representation or warranty set forth in Section 3.01, and such Breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Company of such Breach, all of the Mortgage Loans shall, at the Purchaser's option and subject to Section 3.04, be repurchased by the Company at the Repurchase Price. However, if the Breach shall involve a representation or warranty set forth in Section 3.02 and the Company discovers or receives notice of any such Breach within 120 days of the related Closing Date, the Company shall, at the Purchaser's option and provided that the Company has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan (a "Deleted Mortgage Loan") and substitute in its place a Qualified Substitute Mortgage Loan or Loans, provided that any such substitution shall be effected not later than 120 days after the related Closing Date. If the Company has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan or Loans pursuant to the foregoing provisions of this Section
3.03 shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to Purchaser on the next scheduled Remittance Date, after deducting therefrom any amount received in respect of such repurchased Mortgage Loan or Loans and being held in the Custodial Account for future distribution.

         At the time of repurchase or substitution, the Purchaser and the Company shall arrange for the reassignment of the Deleted Mortgage Loan to the Company and the delivery to the Company of any documents held by the Custodian relating to the Deleted Mortgage Loan. In the event of a repurchase or substitution, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase or substitution has taken place, amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement, and, in the case of substitution, identify a Qualified Substitute Mortgage Loan and amend the related Mortgage Loan Schedule to reflect the addition of such Qualified Substitute Mortgage Loan to this Agreement. In connection with any such substitution, the Company shall be deemed to have made as to such Qualified Substitute Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such substitution. The Company shall effect such substitution by delivering to the Custodian for such Qualified Substitute Mortgage Loan the documents required by Section 2.03, with the Mortgage Note endorsed as required by Section 2.03. No substitution will be made in any calendar month after the Determination Date for such month. The Company shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall be retained by the Company. For the month of substitution, distributions to Purchaser shall include the Monthly Payment due on any Deleted Mortgage Loan in the month of substitution, and the Company shall thereafter be entitled to retain all amounts subsequently received by the Company in respect of such Deleted Mortgage Loan.

         For any month in which the Company substitutes a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan, the Company shall determine the amount (if any) by which the aggregate principal balance of all Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). The amount of such shortfall shall be distributed by the Company in the month of substitution pursuant to Section 5.01. Accordingly, on the date of such substitution, the Company shall deposit from its own funds into the Custodial Account an amount equal to the amount of such shortfall.

         In addition to such repurchase or substitution obligation, the Company shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a Breach of the Company representations and warranties contained in this Agreement. It is understood and agreed that the obligations of the Company set forth in this
Section 3.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Section 3.03 constitute the sole remedies of the Purchaser respecting a Breach of the foregoing representations and warranties.

         Any cause of action against the Company relating to or arising out of the Breach of any representations and warranties made in Sections 3.01 and 3.02 shall accrue as to any Mortgage Loan upon (i) discovery of such Breach by the Purchaser or notice thereof by the Company to the Purchaser, (ii) failures by the Company to cure such Breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company by the Purchaser for compliance with this Agreement.

         (b) With respect to any Mortgage Loan, if the related Mortgagor has not made the Mortgage Loan's first Monthly Payment due to the Purchaser after the related Closing Date within 30 days of its first Due Date (a "First Payment Default"), the Company shall repurchase such Mortgage Loan from the Purchaser within 60 days of discovery of such First Payment Default in accordance with
Section 3.03(a) hereof. Company shall promptly notify the Purchaser of the occurrence of a First Payment Default.

         Section 3.04 Restrictions and Requirements Applicable in the Event that a Mortgage Loan is Acquired by a REMIC.

         In the event that any Mortgage Loan is held by a REMIC, notwithstanding any contrary provision of this Agreement, the following provisions shall be applicable to such Mortgage Loan:

         (A) Repurchase of Mortgage Loans.

         With respect to any Mortgage Loan that is not in default or as to which no default is imminent, no repurchase or substitution pursuant to Subsection 3.03, 3.05 or 7.02 shall be made, unless, if so required by the applicable REMIC Documents the Company has obtained an Opinion of Counsel to the effect that such repurchase will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC (as defined in Section 860F of the Code) or otherwise subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

         (B) General Servicing Obligations.

         The Company shall sell any REO Property within three years after its acquisition by the REMIC unless (i) the Company applies for an extension of such three-year period from the Internal Revenue Service pursuant to the REMIC Provisions and Code Section 856(e)(3), in which event such REO Property shall be sold within the applicable extension period, or (ii) the Company obtains for the Purchaser an Opinion of Counsel, addressed to the Purchaser and the Company, to the effect that the holding by the REMIC of such REO Property subsequent to such three year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the REMIC to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of relevant state laws at any time. The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) or result in the receipt by the REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" which is subject to taxation under Section 860G(a)(1) of the Code. Pursuant to its efforts to sell such REO Property, the Company shall either itself or through an agent selected by the Company protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Purchaser, rent the same, or any part thereof, as the Company deems to be in the best interest of the Company and the Purchaser for the period prior to the sale of such REO Property; provided, however, that any rent received or accrued with respect to such REO Property qualifies as "rents from real property" as defined in Section 856(d) of the Code.

         (C) Additional Covenants.

         In addition to the provision set forth in this Section 3.04, if a REMIC election is made with respect to the arrangement under which any of the Mortgage Loans or REO Properties are held, then, with respect to such Mortgage Loans and/or REO Properties, and notwithstanding the terms of this Agreement, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

         Subject to Section 7.01 of this Agreement, if a REMIC election is made with respect to the arrangement under which any Mortgage Loans or REO Properties are held, the Company shall amend this Agreement at the Purchaser's expense such that it will meet all Rating Agency requirements.

         Section 3.05 Review of Mortgage Loans.

         To the extent provided for in the related Purchase Price and Terms Letter, the Purchaser shall have the post-Closing Date right to review the Mortgage Files and obtain BPOs on the Mortgaged Properties relating to the Mortgage Loans to be purchased on the related Closing Date. In addition, Purchaser shall have the right to reject any Mortgage Loan which in the Purchaser's reasonable determination (i) fails to conform to Company's Underwriting Guidelines, provided that with respect to Mortgage Loans which do not conform with the Underwriting Guidelines, the Purchaser will review the credit/risk profile of such Mortgage Loan to determine, in the Purchaser's sole discretion, if there may be compensating factors present that would warrant the acceptance of such Mortgage Loan, (ii) were underwritten without verification of Mortgagor's income and assets (if so required under the applicable documentation program) and there is no credit report and FICO Score on file, (iii) the value of the Mortgaged Property pursuant to any BPO is less than 85% of the lesser of
(A) the original appraised value of the Mortgaged Property or (B) the purchase price of the Mortgaged Property as of the date of origination or (iv) the Purchaser does not deem the Mortgage Loan to be an acceptable credit risk. In the event that the Purchaser so rejects any Mortgage Loan, the Company shall repurchase the rejected Mortgage Loan at the Repurchase Price in the manner prescribed in Section 3.03 upon receipt of notice from the Purchaser of the rejection of such Mortgage Loan. Any rejected Mortgage Loan shall be removed from the terms of this Agreement. The Company shall make available files required by Purchaser in order to complete its review, including all CRA/HMDA required data fields. To the extent that the Purchaser's review discloses that the Mortgage Loans do not conform to the Underwriting Guidelines or the terms set forth in the related Purchase Price and Terms Letter, the Purchaser may in its sole discretion increase its due diligence review and obtain additional BPO's or other property evaluations.


                                   ARTICLE IV

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 4.01 Company to Act as Servicer.

         The Company, as an independent contractor, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Company may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

         Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that (a) the Company shall not make any future advances with respect to a Mortgage Loan and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent and the Company has obtained the prior written consent of the Purchaser) the Company shall not permit any modification of any material term of any Mortgage Loan including any modifications that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan and (b) the Company may not waive any prepayment penalty unless such waiver would reduce the loss severity of a Mortgage Loan, and (c) the Company may not waive any prepayment penalty for the refinancing of a Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Company shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, deposit in the Custodial Account from its own funds, in accordance with Section 5.03, the difference between (a) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (b) the amount paid by the Mortgagor. The Company shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to
Section 5.03. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Purchasers, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Company, the Purchaser shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties under this Agreement.

         In servicing and administering the Mortgage Loans, the Company shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, and the Purchaser's reliance on the Company.

         Section 4.02 Liquidation of Mortgage Loans.

         In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 4.01 is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Company shall take such action as (1) the Company would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (2) shall be consistent with Accepted Servicing Practices, (3) the Company shall determine prudently to be in the best interest of Purchaser, and (4) is consistent with any related PMI Policy. In the event that any payment due under any Mortgage Loan is not postponed pursuant to
Section 4.01 and remains delinquent for a period of 90 days or any other default continues for a period of 90 days beyond the expiration of any grace or cure period, the Company shall commence foreclosure proceedings, provided that, prior to commencing foreclosure proceedings, the Company shall notify the Purchaser in writing of the Company's intention to do so, and the Company shall not commence foreclosure proceedings if the Purchaser objects to such action within 10 Business Days of receiving such notice. In such connection, the Company shall from its own funds make all necessary and proper Servicing Advances, provided, however, that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration or preservation of any Mortgaged Property, unless it shall determine (a) that such preservation, restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Purchaser after reimbursement to itself for such expenses and (b) that such expenses will be recoverable by it either through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to Section 4.05) or through Insurance Proceeds (respecting which it shall have similar priority).

         Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Company has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector. Upon completion of the inspection, the Company shall promptly provide the Purchaser with a written report of the environmental inspection.

         After reviewing the environmental inspection report, the Purchaser shall determine how the Company shall proceed with respect to the Mortgaged Property. In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser directs the Company to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Company, the Company shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Section 4.05 hereof. In the event the Purchaser directs the Company not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Company shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the Custodial Account pursuant to Section 4.05 hereof.

         Section 4.03 Collection of Mortgage Loan Payments.

         Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Company shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall ascertain and estimate Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loan and the Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 4.04 Establishment of and Deposits to Custodial Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled "IndyMac Bank, FSB in trust for the Purchaser of Conventional Residential Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3 and various Mortgagors". The Custodial Account shall be established with a Qualified Depository acceptable to the Purchaser. Any funds deposited in the Custodial Account shall at all times be fully insured to the full extent permitted under applicable law. Funds deposited in the Custodial Account may be drawn on by the Company in accordance with Section 4.05. The creation of any Custodial

Account shall be evidenced by a certification in the form of Exhibit D-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit D-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification or letter agreement shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

         The Company shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Company and payments made by the Company after the related Cut-off Date, other than payments of principal and interest due on or before the related Cut-off Date, or received by the Company prior to the related Cut-off Date but allocable to a period subsequent thereto:

         (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

         (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

         (iii) all Liquidation Proceeds;

         (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Section 4.10 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14), Section 4.11 and Section 4.15;

         (v) all Condemnation Proceeds which are not applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 4.14;

         (vi) any amount required to be deposited in the Custodial Account pursuant to Section 4.01, 4.09, 5.03, 6.01 or 6.02;

         (vii) any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to Section 3.03, 3.05 or 3.06 and all amounts required to be deposited by the Company in connection with a shortfall in principal amount of any Qualified Substitute Mortgage Loan pursuant to Section 3.03;

         (viii) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Company's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

         (ix) any amounts required to be deposited by the Company pursuant to
Section 4.11 in connection with the deductible clause in any blanket hazard insurance policy; and

         (x) any amounts received with respect to or related to any REO Property and all REO Disposition Proceeds pursuant to Section 4.16.

         The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Section 6.01, need not be deposited by the Company into the Custodial Account. Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Company and the Company shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Section 4.05.

         Section 4.05 Permitted Withdrawals From Custodial Account.

         The Company shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

         (i) to make payments to the Purchaser in the amounts and in the manner provided for in Section 5.01;

         (ii) to reimburse itself for Monthly Advances of the Company's funds made pursuant to Section 5.03, the Company's right to reimburse itself pursuant to this subclause (ii) being limited to amounts received on the related Mortgage Loan which represent late payments of principal and/or interest respecting which any such advance was made, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser, except that, where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04, 3.05 or 6.02, the Company's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loan;

         (iii) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Company's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Company from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Company's right thereto shall be prior to the rights of Purchaser except where the Company is required to repurchase a Mortgage Loan pursuant to Section 3.03, 3.04, 3.05 or 6.02, in which case the Company's right to such reimbursement shall be subsequent to the payment to the Purchasers of the Repurchase Price pursuant to such sections and all other amounts required to be paid to the Purchasers with respect to such Mortgage Loan;

         (iv) to pay itself interest on funds deposited in the Custodial
Account;

         (v) to reimburse itself for expenses incurred and reimbursable to it pursuant to Section 9.01;

         (vi) to pay any amount required to be paid pursuant to Section 4.16 related to any REO Property, it being understood that in the case of any such expenditure or withdrawal related to a particular REO Property, the amount of such expenditure or withdrawal from the Custodial Account shall be limited to amounts on deposit in the Custodial Account with respect to the related REO Property;

         (vii) to clear and terminate the Custodial Account upon the termination of this Agreement; and (viii) to withdraw funds deposited in error.

         In the event that the Custodial Account is interest bearing, on each Remittance Date, the Company shall withdraw all funds from the Custodial Account except for those amounts which, pursuant to Section 5.01, the Company is not obligated to remit on such Remittance Date. The Company may use such withdrawn funds only for the purposes described in this Section 4.05.

         Section 4.06 Establishment of and Deposits to Escrow Account.

         The Company shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, "IndyMac Bank, FSB, in trust for the Purchaser of Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3, and various Mortgagors". The Escrow Accounts shall be established with a Qualified Depository, in a manner which shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Company in accordance with Section 4.07. The creation of any Escrow Account shall be evidenced by a certification in the form of Exhibit E-1 hereto, in the case of an account established with the Company, or by a letter agreement in the form of Exhibit E-2 hereto, in the case of an account held by a depository other than the Company. A copy of such certification shall be furnished to the Purchaser and, upon request, to any subsequent Purchaser.

         The Company shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

         (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

         (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.

         The Company shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in
Section 4.07. The Company shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the Company shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

         Section 4.07 Permitted Withdrawals From Escrow Account.

         Withdrawals from the Escrow Account or Accounts may be made by the Company only:

         (i) to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

         (ii) to reimburse the Company for any Servicing Advances made by the Company pursuant to Section 4.08 with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments thereunder;

         (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

         (iv) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

         (v) for application to restoration or repair of the Mortgaged Property in accordance with the procedures outlined in Section 4.14;

         (vi) to pay to the Company, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account;

         (vii) to clear and terminate the Escrow Account on the termination of this Agreement; and

         (viii) to withdraw funds deposited in error.

         Section 4.08 Payment of Taxes, Insurance and Other Charges.

         With respect to each Mortgage Loan, the Company shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Company in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the Company shall determine that any such payments are made by the Mortgagor at the time they first become due. The Company assumes full responsibility for the timely payment of all such bills and shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and the Company shall make advances from its own funds to effect such payments; provided, that the Seller shall not be required to make any Nonrecoverable Advance. In the event that the Seller determines that any advance would be a Nonrecoverable Advance, the Seller shall promptly deliver to the Purchaser notification of such determination, accompanies by an officer's certificate of the Seller setting forth the reason such advance is determined to be nonrecoverable. Upon liquidations of a Mortgage Loan, if the Liquidation Proceeds are insufficient to reimburse the Seller for any Nonrecoverable Advances made, the Purchaser shall reimburse the Seller for such shortfall.

         Section 4.09 Protection of Accounts.

         The Company may transfer the Custodial Account or the Escrow Account to a different Qualified Depository from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be withheld unreasonably.

         The Company shall bear any expenses, losses or damages sustained by the Purchaser because the Custodial Account and/or the Escrow Account are not demand deposit accounts.

         Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Company be invested in Eligible Investments; provided that in the event that amounts on deposit in the Custodial Account or the Escrow Account exceed the amount fully insured by the FDIC (the "Insured Amount") the Company shall be obligated to invest the excess amount over the Insured Amount in Eligible Investments on the same Business Day as such excess amount becomes present in the Custodial Account or the Escrow Account. Any such Eligible Investment shall mature no later than the Business Day prior to the Remittance Date next following the date of such Eligible Investment, provided, however, that if such Eligible Investment is an obligation of a Qualified Depository (other than the Company) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on such Remittance Date. Any such Eligible Investment shall be made in the name of the Company in trust for the benefit of the Purchaser. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Company and may be withdrawn at any time by the Company. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Company out of its own funds immediately as realized.

         Section 4.10 Maintenance of Hazard Insurance.

         The Company shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a Qualified Insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Mortgage Loan and (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

         If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management

Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a Qualified Insurer in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Company determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Company shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Company shall immediately force place the required flood insurance on the Mortgagor's behalf.

         If a Mortgage is secured by a unit in a condominium project, the Company shall verify that the coverage required of the owner's association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with then current Fannie Mae requirements, and secure from the owner's association its agreement to notify the Company promptly of any change in the insurance coverage or of any condemnation or casualty loss that may have a material effect on the value of the Mortgaged Property as security.

         The Company shall cause to be maintained on each Mortgaged Property earthquake or such other or additional insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any private mortgage guaranty insurer, or as may be required to conform with Accepted Servicing Practices.

         In the event that any Purchaser or the Company shall determine that the Mortgaged Property should be insured against loss or damage by hazards and risks not covered by the insurance required to be maintained by the Mortgagor pursuant to the terms of the Mortgage, the Company shall communicate and consult with the Mortgagor with respect to the need for such insurance and bring to the Mortgagor's attention the desirability of protection of the Mortgaged Property.

         All policies required hereunder shall name the Company as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage.

         The Company shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Company shall not accept any such insurance policies from a Qualified Insurer and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The Company shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address. The Company shall furnish to the Mortgagor a formal notice of expiration of any such insurance in sufficient time for the Mortgagor to arrange for renewal coverage by the expiration date.

         Pursuant to Section 4.04, any amounts collected by the Company under any such policies (other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor, in accordance with the Company's normal servicing procedures as specified in Section 4.14) shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05.

         Section 4.11 Maintenance of Mortgage Impairment Insurance.

         In the event that the Company shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section
4.10 and otherwise complies with all other requirements of Section 4.10, it shall conclusively be deemed to have satisfied its obligations as set forth in
Section 4.10. Any amounts collected by the Company under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 4.05. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 4.10, and there shall have been a loss which would have been covered by such policy, the Company shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to deposited from the Company's funds, without reimbursement therefor. Upon request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certificate of insurance setting forth the related coverage.

         Section 4.12 Maintenance of Fidelity Bond and Errors and Omissions Insurance.

         The Company shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Company Employees"). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Company against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Company Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Company against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 4.12 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Company from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Mortgage-Backed Securities Selling and Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' & Servicers' Guide. Upon the request of any Purchaser, the Company shall cause to be delivered to such Purchaser a certified true copy of such fidelity bond and insurance policy, or a certificate of insurance setting forth the related coverage, and a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

         Section 4.13 Inspections.

         The Company shall inspect the Mortgaged Property as often as deemed necessary by the Company to assure itself that the value of the Mortgaged Property is being preserved. In addition, if any Mortgage Loan is more than 60 days delinquent, the Company immediately shall inspect the Mortgaged Property and shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer. The Company shall keep a written report of each such inspection. Section 4.14 Restoration of Mortgaged Property.

         The Company need not obtain the approval of the Purchaser prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, the Company shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

         (i) the Company shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

         (ii) the Company shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens;

         (iii) the Company shall verify that the Mortgage Loan is not in default; and

         (iv) pending repairs or restoration, the Company shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

         If the Purchaser is named as an additional loss payee, the Company is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Purchaser.

         Section 4.15 Maintenance of PMI Policy; Claims.

(a) With respect to each Mortgage Loan, the Company shall, without any cost to the Purchaser, maintain or cause the Mortgagor to maintain in full force and effect a PMI Policy insuring that portion of the Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Company shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy. If the insurer shall cease to be a Qualified Insurer, the Company shall determine whether recoveries under the

PMI Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that the Company shall in no event have any responsibility or liability for any failure to recover under the PMI Policy for such reason. If the Company determines that recoveries are so jeopardized, it shall notify the Purchaser and the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The Company shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Company would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 6.01, the Company shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Company shall obtain a replacement PMI Policy as provided above.

         (b) In connection with its activities as servicer, the Company agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any PMI Policy in a timely fashion in accordance with the terms of such PMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy respecting a defaulted Mortgage Loan. Pursuant to Section 4.04, any amounts collected by the Company under any PMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 4.05.

         Section 4.16 Title, Management and Disposition of REO Property.

         In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Purchaser or as the Purchaser shall direct.

         The Company shall manage, conserve, protect and operate each REO Property for the Purchaser solely for the purpose of its prompt disposition and sale. The Company, either itself or through an agent selected by the Company, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Company shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Company deems to be in the best interest of the Purchaser.

         The Company shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (i) (A) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Company determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Company shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Company as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Company and Purchaser shall be entered into with respect to such purchase money mortgage.

         The Company shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

         The disposition of REO Property shall be carried out by the Company at such price, and upon such terms and conditions, as the Company deems to be in the best interests of the Purchaser. The proceeds of sale of the REO Property shall be promptly deposited in the Custodial Account. As soon as practical thereafter the expenses of such sale shall be paid and the Company shall reimburse itself for any related unreimbursed Servicing Advances, unpaid Servicing Fees and unreimbursed advances made pursuant to Section 5.03, and on the Remittance Date immediately following the Principal Prepayment Period in which such sale proceeds are received the net cash proceeds of such sale remaining in the Custodial Account shall be distributed to the Purchaser.

         The Company shall withdraw the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Section 4.10 and the fees of any managing agent of the Company or the Company itself. The REO management fee shall be an amount that is reasonable and customary in the area where the Mortgaged Property is located. The Company shall make monthly distributions on each Remittance Date to the Purchasers of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in the Section 4.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

         Notwithstanding the foregoing, at any time and from time to time, the Purchaser may at its election terminate this Agreement with respect to one or more REO Properties as provided by Section 11.02.

         Section 4.17 Real Estate Owned Reports.

         Together with the statement furnished pursuant to Section 5.02, the Company shall furnish to the Purchaser on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Company's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Purchaser shall reasonably request.

         Section 4.18 Liquidation Reports.

         Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Company shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

         Section 4.19 Reports of Foreclosures and Abandonments of Mortgaged Property.

         Following the foreclosure sale or abandonment of any Mortgaged Property, the Company shall report such foreclosure or abandonment as required pursuant to Section 6050J of the Code.

                                    ARTICLE V

                              PAYMENTS TO PURCHASER

         Section 5.01 Remittances.

         On each Remittance Date the Company shall remit by wire transfer of immediately available funds to the Purchaser (a) all amounts deposited in the Custodial Account as of the close of business on the Determination Date (net of charges against or withdrawals from the Custodial Account pursuant to Section 4.05), plus (b) all amounts, if any, which the Company is obligated to distribute pursuant to Section 5.03, minus (c) any amounts attributable to Principal Prepayments received after the applicable Principal Prepayment Period which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 4.04(viii), and minus (d) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the first day of the month of the Remittance Date, which amounts shall be remitted on the Remittance Date next succeeding the Due Period for such amounts.

         With respect to any remittance received by the Purchaser after the second Business Day following the Business Day on which such payment was due, the Company shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Company on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Company of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Company.

         Section 5.02 Statements to Purchaser.

         Not later than the 10th calendar day of the month (or if such day is not a Business Day, the Business Day immediately following such 10th day), the Company shall furnish to the Purchaser a Monthly Remittance Advice, with a trial balance report attached thereto, in the form of Exhibit F annexed hereto in hard copy and electronic medium mutually acceptable to the parties as to the preceding calendar month.

         In addition, not more than 60 days after the end of each calendar year, the Company shall furnish to each Person who was a Purchaser at any time during such calendar year an annual statement in accordance with the requirements of applicable federal income tax law as to the aggregate of remittances for the applicable portion of such year.

         Such obligation of the Company shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Company pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

         At the Purchaser's expense, the Company shall provide any and all information necessary for the preparation and filing of tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Company shall provide each Purchaser with such information concerning the Mortgage Loans as is necessary for such Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

         Section 5.03 Monthly Advances by Company.

         On the Business Day immediately preceding each Remittance Date, the Company shall deposit in the Custodial Account from its own funds an amount equal to all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01. The Company's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan; provided, that the Seller shall not be required to make any Nonrecoverable Advance. In the event that the Seller determines that any advance would be a Nonrecoverable Advance, the Seller shall promptly deliver to the Purchaser notification of such determination, accompanied by an officer's certificate of the Seller setting forth the reason such advance is determined to be nonrecoverable.

         Section 5.04 Due Dates Other Than the First of the Month.

         Mortgage Loans having Due Dates other than the first day of a month, including Mortgage Loans permitting semi-annual amortization of principal, shall be accounted for as described in this Section 5.04. Any payment due on a day other than the first day of each month shall be considered due on the first day of the month in which that payment is due as if such payment were due on the first day of said month. For example, a payment due on August 15 shall be considered to be due on August 1 of said month. With respect to a Mortgage Note permitting semi-annual amortization of principal, the Company shall be required to remit monthly scheduled principal and interest based on a monthly amortization schedule. Any payment collected on a Mortgage Loan after the related Cut-off Date shall be deposited in the Custodial Account. For Mortgage Loans with Due Dates on the first day of a month, deposits to the Custodial Account begin with the payment due on the first of the month following the related Cut-off Date.

                                   ARTICLE VI

                          GENERAL SERVICING PROCEDURES

         Section 6.01 Transfers of Mortgaged Property.

         The Company shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Company shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Company shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy.

         If the Company reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Company shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Company is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Company has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. If an assumption fee is collected by the Company for entering into an assumption agreement, a portion of such fee, up to an amount equal to one-half of one percent (.5%) of the outstanding principal balance of the related Mortgage Loan, will be retained by the Company as additional servicing compensation, and any portion thereof in excess of one-half of one percent (.5%) shall be deposited in the Custodial Account for the benefit of the Purchaser. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

         To the extent that any Mortgage Loan is assumable, the Company shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by Fannie Mae with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Company diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

         Section 6.02 Satisfaction of Mortgages and Release of Mortgage Files.

         Upon the payment in full of any Mortgage Loan, or the receipt by the Company of a notification that payment in full will be escrowed in a manner customary for such purposes, the Company shall notify the Purchaser in the Monthly Remittance Advice as provided in Section 5.02, and may request the release of any Mortgage Loan Documents.

         If the Company satisfies or releases a Mortgage without first having obtained payment in full of the indebtedness secured by the Mortgage or should the Company otherwise prejudice any rights the Purchaser may have under the mortgage instruments, upon written demand of the Purchaser, the Company shall repurchase the related Mortgage Loan at the Repurchase Price by deposit thereof in the Custodial Account within 2 Business Days of receipt of such demand by the Purchaser. The Company shall maintain the Fidelity Bond and Errors and Omissions Insurance Policy as provided for in Section 4.12 insuring the Company against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

         Section 6.03 Servicing Compensation.

         As compensation for its services hereunder, the Company shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amount of its Servicing Fee. The Servicing Fee shall be payable monthly and shall be computed on the basis of the same unpaid principal balance and for the period respecting which any related interest payment on a Mortgage Loan is computed. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion of such Monthly Payments collected by the Company.

         Additional servicing compensation in the form of assumption fees, to the extent provided in Section 6.01, and late payment charges shall be retained by the Company to the extent not required to be deposited in the Custodial Account. The Company shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein; provided , that the Seller shall not be required to make any Nonrecoverable Advance. In the event that the Seller determines that any advance would be a Nonrecoverable Advance, the Seller shall promptly deliver to the Purchaser notification of such determination, accompanied by an officer's certificate of the Seller setting forth the reason such advance is determined to be nonrecoverable.

         Section 6.04 Annual Statement as to Compliance.

         The Company shall deliver to the Purchaser, on or before March 31 each year beginning March 31, 2002, an Officer's Certificate, stating that (i) a review of the activities of the Company during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) the Company has complied fully with the provisions of
Article II and Article IV, and (iii) to the best of such officer's knowledge, based on such review, the Company has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Company to cure such default.

         Section 6.05 Annual Independent Public Accountants' Servicing Report.

         On or before March 31st of each year beginning March 31, 2002, the Company, at its expense, shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to each Purchaser to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and this Agreement and that such firm is of the opinion that the provisions of
Article II and Article IV have been complied with, and that, on the basis of such examination conducted substantially in compliance with the Single Attestation Program for Mortgage Bankers, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance therewith, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such statement.

         Section 6.06 Right to Examine Company Records.

         The Purchaser shall have the right to examine and audit any and all of the books, records, or other information of the Company, whether held by the Company or by another on its behalf, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance notice.

                                   ARTICLE VII

                              PASS-THROUGH TRANSFER

         Section 7.01 Removal of Mortgage Loans from Inclusion Under this Agreement Upon a Pass-Through Transfer on One or More Reconstitution Dates.

         The Purchaser and the Company agree that with respect to some or all of the Mortgage Loans, from time to time the Purchaser shall effect a Whole Loan Transfer, a Pass-Through Transfer or an Agency Transfer, retaining the Company as the servicer thereof, or as applicable the "seller/servicer". On the related Reconstitution Date, the Mortgage Loans transferred shall cease to be covered by this Agreement.

         The Company shall cooperate with the Purchaser in connection with any Transfer contemplated by the Purchaser pursuant to this Section 7.01. In that connection, the Company shall (a) execute any Reconstitution Agreement within a reasonable period of time after receipt of any Reconstitution Agreement which time shall be sufficient for the Company and Company's counsel to review such Reconstitution Agreement, but such time shall not exceed ten (10) Business Days after such receipt, and (b) provide to the trustee or a third party purchaser, subject to any Reconstitution Agreement and/or the Purchaser: (i) any and all information and appropriate verification of information which may be reasonably available to the Company, whether through letters of its auditors (the reasonable out-of-pocket cost of which shall be borne by the Purchaser) and counsel or otherwise, as the Purchaser shall reasonably request; (ii) bring each of the representations and warranties set forth in the Section 3.01 (except
Section 3.01(j))of the Agreement current as of the date the Mortgage Loans are being transferred pursuant to a Transfer, and (iii) such additional representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Company as are reasonably believed necessary by the trustee, such third party purchaser, any master servicer, any rating agency or the Purchaser, as the case may be, in connection with such transactions; provided, however, that these items shall not be more onerous than such similar items set forth herein.

         All Mortgage Loans not sold or transferred pursuant to a Pass-Through Transfer and any Mortgage Loans repurchased by the Purchaser pursuant to Section
7.02 hereof, shall be subject to this Agreement and shall continue to be serviced in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

         The Purchaser shall pay the Seller's reasonable legal fees for the review of any matters related to a Transfer or Reconstitution Agreement and shall reimburse the Company for any out-of-pocket expenses incurred in connection with entering into any Reconstitution Agreement.

         Section 7.02 Purchaser's Repurchase and Indemnification Obligations.

         Upon receipt by the Company of notice from the trustee of a breach of any Purchaser representation or warranty contained in any Reconstitution Agreement or a request by the trustee, for the repurchase of any Mortgage Loan transferred to a trustee pursuant to a Pass-Through Transfer, the Company shall promptly notify the Purchaser of same and shall, at the direction of the Purchaser, use its best efforts to cure and correct any such breach and to satisfy the requests of the trustee related to such deficiencies of the related Mortgage Loans transferred to the trustee.

         The Purchaser shall repurchase from the Company any Mortgage Loan transferred to a trustee pursuant to a Pass-Through Transfer with respect to which the Company has been required by the trustee to repurchase due to a breach of a representation or warranty made by the Purchaser with respect to the Mortgage Loans, or the servicing thereof prior to the transfer date to the trustee in any Reconstitution Agreement and not due to a breach of the Company's representations or obligations thereunder or pursuant to this Agreement. The repurchase price to be paid by the Purchaser to the Company shall equal that repurchase price paid by the Company to the third party purchaser plus all reasonable costs and expenses borne by the Company in connection with the cure of said breach of a representation or warranty made by the Purchaser and in connection with the repurchase of such Mortgage Loan from the trustee, including, but not limited to, reasonable and necessary attorneys' fees.

         At the time of repurchase, the Custodian and the Company shall arrange for the reassignment of the repurchased Mortgage Loan to the Purchaser according to the Purchaser's instructions and the delivery to the Custodian of any documents held by the trustee with respect to the repurchased Mortgage Loan pursuant to the related Reconstitution Agreement. In the event of a repurchase, the Company shall, simultaneously with such reassignment, give written notice to the Purchaser that such repurchase has taken place, and amend the Mortgage Loan Schedule to reflect the addition of the repurchased Mortgage Loan to this Agreement. In connection with any such addition, the Company and the Purchaser shall be deemed to have made as to such repurchased Mortgage Loan the representations and warranties set forth in this Agreement except that all such representations and warranties set forth in this Agreement shall be deemed made as of the date of such repurchase.

                                  ARTICLE VIII

                              COMPANY TO COOPERATE

         Section 8.01 Provision of Information.

         During the term of this Agreement, the Company shall furnish to the Purchaser such periodic, special, or other reports or information and copies or originals of any documents contained in the Servicing File for each Mortgage Loan, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Purchaser, any regulatory requirement pertaining to the Purchaser or the purposes of this Agreement. All such reports, documents or information shall be provided by and in accordance with all reasonable instructions and directions which the Purchaser may give.

         The Company shall execute and deliver all such instruments and take all such action as the Purchaser may reasonably request from time to time, in order to effectuate the purposes and to carry out the terms of this Agreement.

         Section 8.02 Financial Statements; Servicing Facility.

         In connection with marketing the Mortgage Loans, the Purchaser may make available to a prospective Purchaser a Consolidated Statement of Operations of the Company for the most recently completed five fiscal years for which such a statement is available, as well as a Consolidated Statement of Condition at the end of the last two fiscal years covered by such Consolidated Statement of Operations. The Company also shall make available any comparable interim statements to the extent any such statements have been prepared by or on behalf of the Company (and are available upon request to members or stockholders of the Company or to the public at large). If it has not already done so, the Company shall furnish promptly to the Purchaser copies of the statement specified above.

         The Company also shall make available to Purchaser or prospective Purchaser a knowledgeable financial or accounting officer for the purpose of answering questions respecting recent developments affecting the Company or the financial statements of the Company, and to permit any prospective Purchaser to inspect the Company's servicing facilities for the purpose of satisfying such prospective Purchaser that the Company has the ability to service the Mortgage Loans as provided in this Agreement.

                                   ARTICLE IX

                                   THE COMPANY

         Section 9.01 Indemnification; Third Party Claims.

         The Company shall indemnify the Purchaser and hold it harmless against any and all claims, losses, damages, penalties, fines, and forfeitures, including but not limited to, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 7.01. The Company immediately shall notify the Purchaser if a claim is made by a third party with respect to this Agreement or any Reconstitution Agreement or the Mortgage Loans, shall promptly notify Fannie Mae, Freddie Mac, or the trustee with respect to any claim made by a third party with respect to any Reconstitution Agreement, assume (with the prior written consent of the Purchaser) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Purchaser in respect of such claim. The Company shall follow any written instructions received from the Purchaser in connection with such claim. The Purchaser promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 3.03, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement.

         (b) The Purchaser shall indemnify the Company and hold it harmless against any actual out of pocket losses, costs and expenses that the Company may sustain arising as a direct result of the failure of the Purchaser to perform any of its obligations under this Agreement.

         Section 9.02 Merger or Consolidation of the Company.

         The Company shall keep in full effect its existence, rights and franchises as a corporation and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

         Any person into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any Person succeeding to the business of the Company, shall be the successor of the Company hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, (ii) whose deposits are insured by the FDIC through the BIF or the SAIF, and (iii) which is a Fannie Mae-approved company in good standing.

         Section 9.03 Limitation on Liability of Company and Others.

         Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment, provided, however, that this provision shall not protect the Company or any such person against any Breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Company may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the Company shall be entitled to reimbursement from the Purchaser of the reasonable legal expenses and costs of such action.

         Section 9.04 Limitation on Resignation and Assignment by Company.

         The Purchaser has entered into this Agreement with the Company and subsequent Purchasers will purchase the Mortgage Loans in reliance upon the independent status of the Company, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Company shall neither assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion hereof or sell or otherwise dispose of all or substantially all of its property or assets without the prior written consent of the Purchaser, which consent shall be granted or withheld in the sole discretion of the Purchaser.

         The Company shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Company and the Purchaser or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser. No such resignation shall become effective until a successor shall have assumed the Company's responsibilities and obligations hereunder in the manner provided in
Section 13.01.

         Without in any way limiting the generality of this Section 9.04, in the event that the Company either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Purchaser, then the Purchaser shall have the right to terminate this Agreement upon notice given as set forth in Section 10.01, without any payment of any penalty or damages and without any liability whatsoever to the Company or any third party.

                                    ARTICLE X

                                     DEFAULT

         Section 10.01 Events of Default.

         Each of the following shall constitute an Event of Default on the part of the Company:

         (i) any failure by the Company to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

         (ii) failure by the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company set forth in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Purchaser; or

         (iii) failure by the Company to maintain its license to do business in any jurisdiction where the Mortgage Property is located; or

         (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Company and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

         (v) the Company shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to all or substantially all of its property; or

         (vi) the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

         (vii) the Company ceases to meet the qualifications of a Fannie Mae lender; or

         (viii) the Company fails to maintain a minimum net worth of $25,000,000; or

         (ix) the Company, if it is an Insured Depository Institution, shall become the subject of a cease and desist order of the Appropriate Federal Banking Agency or interest into a memorandum of understanding, consent agreement or any similar agreement with the Appropriate Federal Banking Agency, any of which, would have or is purportedly the result of, any condition which would have a material adverse effect on the Mortgage Loans, the Company, or the Company's ability to service the Mortgage Loans as provided hereunder; or

         (x) the Company shall fail to maintain its status as Well Capitalized;
or

         (xi) the Company attempts to assign its right to servicing compensation hereunder or the Company attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof in violation of Section 9.04.

         In each and every such case, so long as an Event of Default shall not have been remedied, in addition to whatsoever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, the Purchaser, by notice in writing to the Company, and subject to the succeeding sentence, may terminate all the rights and obligations of the Company under this Agreement and in and to the Mortgage Loans and the proceeds thereof; provided that, the Company, within 60 days following receipt of such notice from the Purchaser, shall have the right to deliver to the Purchaser, a firm written commitment by a third party servicer (an "Acceptable Commitment"), which commitment is in form and substance acceptable to the Purchaser in its sole discretion, to purchase the servicing rights and assume the servicing obligations hereunder and under any Reconstitution Agreement related to any of the Mortgage Loans; provided further that such third party servicer (i) is acceptable to the Purchaser in its sole discretion, and (ii) by replacing the Company as servicer, will not cause a downgrade by any Rating Agency rating the bonds related to any of the Mortgage Loans issued under any

Reconstitution Agreement. In the event that the Company fails to deliver an Acceptable Commitment to the Purchaser within 60 days, all rights and obligations of the Company to service the Mortgage Loans shall automatically terminate and become the Purchaser's.

         Upon receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 13.01. Upon written request from any Purchaser, the Company shall prepare, execute and deliver to the successor entity designated by the Purchaser any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Company's sole expense. The Company shall cooperate with the Purchaser and such successor in effecting the termination of the Company's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

         Section 10.02 Waiver of Defaults.

         By a written notice, the Purchaser may waive any default by the Company in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                                   ARTICLE XI

                                   TERMINATION

         Section 11.01 Termination.

         This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last Mortgage Loan and the remittance of all funds due hereunder; (ii) mutual consent of the Company and the Purchaser in writing; or (iii) if any Event of Default is not cured within the applicable cure period, subject to the provisions of
Section 10.01 hereof.

         Section 11.02 Termination Without Cause.

         The Purchaser may terminate, at its sole option, any rights the Company may have hereunder, without cause, as provided in this Section 11.02. Any such notice of termination shall be in writing and delivered to the Company by registered mail as provided in Section 13.05.

         In the event the Purchaser terminates the Company without cause with respect to some or all of the Mortgage Loans, the Purchaser shall be required to pay to the Company a Termination Fee in an amount equal to 1.50% of the Stated Principal Balance of the terminated Mortgage Loans as of the date of such termination. Purchaser shall also reimburse the Company for all outstanding servicing advances.

         Notwithstanding and in addition to the foregoing, in the event that (i) a Mortgage Loan becomes delinquent for a period of 120 days or more (a "Delinquent Mortgage Loan") or (ii) a Mortgage Loan becomes an REO Property, the Purchaser may at its election terminate this Agreement with respect to such Delinquent Mortgage Loan or REO Property without payment of a termination fee therefor, upon 15 days' written notice to the Company, reimbursement of all outstanding advances, and payment of any unpaid Servicing Fees.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

         Section 12.01 Successor to Company.

         Prior to termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01 (ii) or 11.02, the Purchaser shall, (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) through
(iii) of Section 9.02 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement prior to the termination of Company's responsibilities, duties and liabilities under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and the Company is reimbursed for all outstanding advances and all outstanding servicing fees are paid and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and 3.02 and the remedies available to the Purchaser under Sections 3.03 , 3.05 and 3.06, it being understood and agreed that the provisions of such Sections 3.01, 3.02, 3.03, 3.05 and 3.06 shall be applicable to the Company notwithstanding any such sale, assignment, resignation or termination of the Company, or the termination of this Agreement.

         Any successor appointed as provided herein shall execute, acknowledge and deliver to the Company and to the Purchaser an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 3.01, except for subsections (f), (h), (i) and (k) thereof, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Section 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that either party may have has against the other arising out of the Company's actions or failure to act prior to any such termination or resignation.

         The Company shall deliver promptly to the successor servicer the Funds in the Custodial Account and Escrow Account and all Mortgage Files and related documents and statements held by it hereunder and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

         Upon a successor's acceptance of appointment as such, the Company shall notify by mail the Purchaser of such appointment in accordance with the procedures set forth in Section 12.05. Section 12.02 Amendment.

         This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser.

         Section 12.03 Governing Law.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 12.04 Duration of Agreement.

         This Agreement shall continue in existence and effect until terminated as herein provided. This Agreement shall continue notwithstanding transfers of the Mortgage Loans by the Purchaser. Section 12.05 Notices.

         All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, addressed as follows:

         (i) if to the

             Company:

             IndyMac Bank, F.S.B.
             3465 East Foothill Boulevard
             3rd Floor
             Pasadena, California 91107


             Attention:  Capital Markets
         or such other address as may hereafter be furnished to the Purchaser in writing by the Company;

         (ii) if to Purchaser:

              Lehman Brothers Bank, F.S.B.,
              3 World Financial Center
              12th Floor
              New York, New York 10285-1200
              Attention: Contract Finance

         Section 12.06 Severability of Provisions.

         If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 12.07 Relationship of Parties.

         Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto and the services of the Company shall be rendered as an independent contractor and not as agent for the Purchaser.

         Section 12.08 Execution; Successors and Assigns.

         This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement. Subject to Section 8.04, this Agreement shall inure to the benefit of and be binding upon the Company and the Purchaser and their respective successors and assigns.

         Section 12.09 Recordation of Assignments of Mortgage.

         To the extent permitted by applicable law, each of the Assignments of Mortgage is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected at the Purchaser's expense in the event recordation is either necessary under applicable law or requested by the Purchaser at its sole option.

         Section 12.10 Assignment by Purchaser.

         The Purchaser shall have the right, without the consent of the Company but subject to the limit set forth in Section 2.02 hereof, to assign, in whole or in part, its interest under this Agreement with respect to some or all of the Mortgage Loans, and designate any person to exercise any rights of the Purchaser hereunder, by executing an Assignment and

Assumption Agreement substantially in the form of Exhibit G hereto. Upon such assignment of rights and assumption of obligations, the assignee or designee shall accede to the rights and obligations hereunder of the Purchaser with respect to such Mortgage Loans and the Purchaser as assignor shall be released from all obligations hereunder with respect to such Mortgage Loans from and after the date of such assignment and assumption. All references to the Purchaser in this Agreement shall be deemed to include its assignee or designee.

         Section 12.11 No Personal Solicitation.

         From and after the related Closing Date, the Company hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Company's behalf or provide information to any other entity, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan for any purpose whatsoever following the date hereof, including to refinance a Mortgage Loan, in whole or in part, without the prior written consent of the Purchaser. Notwithstanding the foregoing, it is understood and agreed that (a) engaging in general solicitations to its customer base, including by mass mailing or as part of monthly or periodic statements mailed to its borrowers or to holders of deposit or other accounts, (b) engaging in solicitations to the general public, including without limitation by mass mailing, newspaper, radio, television or other media which are not specifically directed toward the Mortgagors or (c) refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Company to request the refinancing of the related Mortgage Loan, shall not constitute solicitation under this Section 12.11.

         Section 12.12 Appointment and Designation of Master Servicer.

         The Purchaser hereby appoints and designates Aurora Loan Services, Inc. as its master servicer (the "Master Servicer") for the Mortgage Loans subject to this Agreement. The Company is hereby authorized and instructed to take any and all instructions with respect to servicing the Mortgage Loans hereunder as if the Master Servicer were the Purchaser hereunder. The authorization and instruction set forth herein shall remain in effect until such time as the Company shall receive written instruction from the Purchaser that such authorization and instruction is terminated.

         IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                       LEHMAN BROTHERS BANK, F.S.B.,


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                       INDYMAC BANK, F.S.B.

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

STATE OF NEW YORK            )
                             ) ss.:
COUNTY OF NEW YORK           )


         On the __ day of ________, 200__ before me, a Notary Public in and for said State, personally appeared ________, known to me to be Vice President of Lehman Brothers Bank, F.S.B., the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.



                       _________________________________________________________
                       Notary Public


                       My Commission expires ___________________________________

STATE OF                     )
                             ) ss.:
COUNTY OF                    )


         On the __ day of _______, 200__ before me, a Notary Public in and for said State, personally appeared __________, known to me to be ______________ of IndyMac Bank, F.S.B. ,the entity that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand affixed my office seal the day and year in this certificate first above written.


                       _________________________________________________________
                       Notary Public


                       My Commission expires ___________________________________

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B

                         CONTENTS OF EACH MORTGAGE FILE

         With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and any prospective Purchaser, and which shall be retained by the Company in the Servicing File or delivered to the Custodian pursuant to Section
2.01 and 2.03 of the Seller's Warranties and Servicing Agreement to which this
Exhibit is attached (the "Agreement"):

         1. The original Mortgage Note bearing all intervening endorsements, endorsed, "Pay to the order of ________________, without recourse" and signed in the name of the Company or the originator by an authorized officer. In the event that the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "IndyMac Bank, F.S.B., formerly known as [previous name]".

         2. The original of any guarantee executed in connection with the Mortgage Note.

         3. The original Mortgage, with evidence of recording thereon or, with respect to each Cooperative Loan, the original Pledge Agreement. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

         4. The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or a copy of such Mortgage certified by the related public recording office to be a true and complete copy of the original document, or .

         5. The original Assignment of Mortgage, signed by the Company or originator in blank, which assignment shall be in form and substance acceptable for recording but not recorded or with respect to each Cooperative Loan, Assignment of Pledge Agreement. In the event that the Mortgage Loan was acquired by the Company in a merger, the assignment must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the assignment must be by "IndyMac Bank, F.S.B., formerly known as [previous name]"

         6. Originals of all intervening assignments of the Mortgage with evidence of recording thereon or with respect to each Cooperative Loan, intervening assignments of the Pledge Agreement, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

         7. If required, the original policy of primary mortgage guaranty insurance, or where such insurance is provided by a master policy, a certified true copy of the master policy and the original certificate of insurance; and

         8. With respect to each Mortgage Loan other than a Cooperative Loan, the original or electronic copy (in a form generally acceptable on the secondary market) mortgagee policy of title insurance, except for those Mortgage Loans originated within 60 days before the related Closing Date, for which Mortgage Loans the Company shall have delivered and released to the Purchaser the related binders. In addition, the Company shall deliver to the Purchaser the original policy of title insurance within 90 days after the related Closing Date. The policy must be properly endorsed, any necessary notices of transfer must be forwarded and any other action required to be taken must be taken in order to fully protect, under the terms of the policy and applicable law, Purchaser's interest as first mortgagee;

         9. Any security agreement, chattel mortgage or equivalent executed in connection with the Mortgage.

         10. The original hazard insurance policy and, if required by law, flood insurance policy, in accordance with Section 7(f) of the Agreement.

         11. With respect to each Cooperative Loan:

         (a) the Cooperative Shares, (b) a stock power executed in blank by the Person in whose name the Cooperative Shares are issued, (c) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, (d) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (e) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder and (f) any guarantees, if applicable.

         12. Residential loan application.

         13. Mortgage Loan closing statement.

         14. Verification of employment and income except for Mortgage Loans originated under a Limited Documentation Program.

         15. Verification of acceptable evidence of source and amount of down payment.

         16. Credit report on the Mortgagor.

         17. Residential appraisal report.

         18. Photograph of the Mortgaged Property.

         19. Survey of the Mortgaged Property, if any.

         20. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

         21. All required disclosure statements.

         22. If available, termite report, structural engineer's report, water potability and septic certification.

         23. Sales contract.

         24. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

         25. Amortization schedule.

         In the event an Officer's Certificate of the Company is delivered to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Company shall deliver to the Custodian, within 90 days of the related Closing Date, an Officer's

Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation, and (iv) specify the date the applicable recorded document will be delivered to the Custodian. The Company shall be required to deliver to the Custodian the applicable recorded document by the date specified in (iv) above. An extension of the date specified in (iv) above may be requested from the Purchaser, which consent shall not be unreasonably withheld.

                                    EXHIBIT C

                             MORTGAGE LOAN DOCUMENTS

         The Mortgage Loan Documents for each Mortgage Loan shall include each of the following items, which shall be delivered to the Custodian pursuant to
Section 2.01 of the Seller's Warranties and Servicing Agreement to which this
Exhibit is annexed (the "Agreement"):

         (A) The original Mortgage Note bearing all intervening endorsements, endorsed, "Pay to the order of ________________, without recourse" and signed in the name of the Company or the originator by an authorized officer. In the event that the Mortgage Loan was acquired by the Company in a merger, the endorsement must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the endorsement must be by "IndyMac Bank, F.S.B., formerly known as [previous name]".

         (B) The original Mortgage, with evidence of recording thereon or, with respect to each Cooperative Loan, the original Pledge Agreement. If in connection with any Mortgage Loan, the Company cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Company shall deliver or cause to be delivered to the Purchaser, a photocopy of such Mortgage. In addition, the Company shall deliver and release to the Purchaser the original recorded Mortgage within 90 days after the related Closing Date. If the Company fails to deliver the original Mortgage within 90 days after the related Closing Date, the Company shall deliver (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Company; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage. In addition, the Company



                                     C-4-1
             shall deliver and release to the Purchaser the original recorded Mortgage within 90 days after the related Closing Date .

         (C) The originals of all assumption, modification, consolidation or extension agreements, with evidence of recording thereon, or a copy of such Mortgage certified by the related public recording office to be a true and complete copy of the original document.

         (D) The original Assignment of Mortgage, signed in the name of the Company or originator, in blank, which assignment shall be in form and substance acceptable for recording but not recorded or with respect to each Cooperative Loan, Assignment of Pledge Agreement. In the event that the Mortgage Loan was acquired by the Company in a merger, the assignment must be by "IndyMac Bank, F.S.B., successor by merger to [name of predecessor]"; and in the event that the Mortgage Loan was acquired or originated by the Company while doing business under another name, the assignment must be by "IndyMac Bank, F.S.B., formerly known as [previous name]"

         (E) Originals of all intervening assignments of the Mortgage with evidence of recording thereon or with respect to each Cooperative Loan, intervening assignments of the Pledge Agreement, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded assignments of mortgage, the Company shall deliver or cause to be delivered to the Purchaser, a photocopy of such intervening assignment, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Company stating that such intervening assignment of mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the Company; or (ii) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment.

         (F) With respect to each Mortgage Loan other than a Cooperative Loan, the original or electronic copy (in form generally acceptable



                                     C-4-2
             on the secondary market) of the mortgagee policy of title insurance, except for those Mortgage Loans originated within 60 days before the related Closing Date, for which Mortgage Loans the Company shall have delivered and released to the Purchaser the related binders. In addition, the Company shall deliver to the Purchaser the original policy of title insurance within 90 days after the related Closing Date. The policy must be properly endorsed, any necessary notices of transfer must be forwarded and any other action required to be taken must be taken in order to fully protect, under the terms of the policy and applicable law, Purchaser's interest as first mortgagee.

         (G) With respect to each Cooperative Loan: (a) the Cooperative Shares,
             (b) a stock power executed in blank by the Person in whose name the Cooperative Shares are issued, (c) the proprietary lease or occupancy agreement, accompanied by an assignment in blank of such proprietary lease, (d) a recognition agreement executed by the Cooperative Corporation, which requires the Cooperative Corporation to recognize the rights of the lender and its successors in interest and assigns, under the Cooperative Loan, accompanied by an assignment of such recognition agreement in blank, (e) UCC-1 financing statements with recording information thereon from the appropriate state and county recording offices if necessary to perfect the security interest of the Cooperative Loan under the Uniform Commercial Code in the state in which the Cooperative Project is located, accompanied by UCC-3 financing statements executed in blank for recordation of the change in the secured party thereunder and (f) any guarantees, if applicable.

         (a) such other documents as the Purchaser may require.


                                     C-4-3

                                   EXHIBIT D-1

                         CUSTODIAL ACCOUNT CERTIFICATION

                                                     _____________________, 200_

         IndyMac Bank, F.S.B. hereby certifies that it has established the account described below as a Custodial Account pursuant to Section 4.04 of the Seller's Warranties and Servicing Agreement, dated as of November 1, 2001, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3.

Title of Account:   IndyMac Bank, F.S.B. in trust for the Purchaser,
                    Group No. 2001-3.

Account Number:__________________

Address of office or branch
of the Company at
which Account is maintained:
                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       INDYMAC BANK, F.S.B.

                                       Company


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                     D-1-1

                                   EXHIBIT D-2

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                         _________________, 200_


To:  ________________________________________

     ________________________________________

     ________________________________________
     (the "Depository")

         As Company under the Seller's Warranties and Servicing Agreement, dated as of November 1, 2001, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3 (the "Agreement"), we hereby authorize and request you to establish an account, as a Custodial Account pursuant to Section 4.04 of the Agreement, to be designated as "IndyMac Bank, F.S.B., in trust for the Purchaser
- Conventional Residential Fixed Rate Mortgage Loans - Group No. 2001-3." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                       INDYMAC BANK, F.S.B.

                                       Company

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________
                                       Date:____________________________________



                                     D-2-1

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").



                                       _________________________________________
                                       Depository


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________
                                       Date:____________________________________


                                     D-2-2

                                   EXHIBIT E-1

                          ESCROW ACCOUNT CERTIFICATION

                                                        __________________, 200_

         IndyMac Bank, F.S.B. hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 4.06 of the Seller's Warranties and Servicing Agreement, dated as of November 1, 2001, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3.

Title of Account:   "IndyMac Bank, F.S.B. in trust for the Purchaser,
                    Group No. 2001-3, and various Mortgagors."

Account Number:__________________

Address of office or branch
of the Company at
which Account is maintained:
                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       _________________________________________

                                       INDYMAC BANK, F.S.B.

                                       Company

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________


                                     E-1-1

                                   EXHIBIT E-2

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                       ___________________, 200_


To:  ________________________________________

     ________________________________________

     ________________________________________
     (the "Depository")


         As Company under the Seller's Warranties and Servicing Agreement, dated as of November 1, 2001, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section 4.07 of the Agreement, to be designated as "IndyMac Bank, F.S.B. in trust for the Purchaser, Group No. 2001-3, and various Mortgagors" All deposits in the account shall be subject to withdrawal therefrom by order signed by the Company. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                       INDYMAC BANK, F.S.B.

                                       Company


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________
                                       Date:____________________________________


                                     E-2-1

         The undersigned, as Depository, hereby certifies that the above described account has been established under Account Number ______, at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                       _________________________________________
                                       Depository


                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________
                                       Date:____________________________________



                                     E-2-2

                                    EXHIBIT F

                            MONTHLY REMITTANCE ADVICE

                                    EXHIBIT G

                            ASSIGNMENT AND ASSUMPTION


                                                        _________________, 200_

         ASSIGNMENT AND ASSUMPTION, dated __________, between
__________________________________, a ___________________ corporation having an office at __________________ ("Assignor") and _________________________________,
a __________________ corporation having an office at __________________
("Assignee"):

         For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as purchaser, in, to and under that certain Seller's Warranties and Servicing Agreement, Conventional Residential Fixed Rate Mortgage Loans, Group No. 2001-3 (the "Seller's Warranties and Servicing Agreement"), dated as of November 1, 2001, by and between Lehman Brothers Bank, F.S.B., (the "Purchaser"), and IndyMac Bank, F.S.B., (the "Company"), and the Mortgage Loans Group No. 2001-3 delivered thereunder by the Company to the Assignor,.

         2. The Assignor warrants and represents to, and covenants with, the Assignee that:

         a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

         b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Seller's Warranties and Servicing Agreement or the Mortgage Loans;

         c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Seller's Warranties and Servicing Agreement, the Custodial Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Seller's Warranties and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Seller's Warranties and Servicing Agreement or the Mortgage Loans; and

         d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933 (the "33 Act") or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto.

         3. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

         a. The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Seller's Warranties and Servicing Agreement, the Mortgage Loans and the Custodial Agreement, and from and after the date hereof, the Assignee assumes for the benefit of each of the Company and the Assignor all of the Assignor's obligations as Purchaser thereunder;

         b. The Assignee understands that the Mortgage Loans have not been registered under the 33 Act or the securities laws of any state;

         c. The purchase price being paid by the Assignee for the Mortgage Loans are in excess of $250,000 and will be paid by cash remittance of the full purchase price within 60 days of the sale;

         d. The Assignee is acquiring the Mortgage Loans for investment for its own account only and not for any other person. In this connection, neither the Assignee nor any Person authorized to act therefor has offered the Mortgage Loans by means of any general advertising or general solicitation within the meaning of Rule 502(c) of U.S. Securities and Exchange Commission Regulation D, promulgated under the 1933 Act;

         e. The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

         f. The Assignee has been furnished with all information regarding the Mortgage Loans that it has requested from the Assignor or the Company;

         g. Neither the Assignee nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner which would constitute a distribution of the Mortgage Loans under the 33 Act or which would render the disposition of the Mortgage Loans a violation of Section 5 of the 33 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Mortgage Loans; and

         h. Either: (1) the Assignee is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan (also "Plan") within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code"), and the Assignee is not directly or indirectly purchasing the

Mortgage Loans on behalf of, investment manager of, as named fiduciary of, as Trustee of, or with assets of, a Plan; or (2) the Assignee's purchase of the Mortgage Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

         i. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement is:

                  ___________________________________

                  ___________________________________

                  ___________________________________

                  Attention: ________________________


         The Assignee's wire transfer instructions for purposes of all remittances and payments related to the Mortgage Loans and the Seller's Warranties and Servicing Agreement are:

                                        ________________________

                                        ________________________

                                        ________________________

         IN WITNESS WHEREOF, the parties have caused this Assignment and Assumption to be executed by their duly authorized officers as of the date first above written.



___________________________________    ___________________________________
Assignor                               Assignee

By: _______________________________    By: _______________________________

Its: ______________________________    Its: ______________________________

                                    EXHIBIT H

                             UNDERWRITING GUIDELINES

                                    EXHIBIT I

                            ACKNOWLEDGMENT AGREEMENT

         On this ____ day of ____________, 200_, Lehman Brothers Bank, FSB, (the "Purchaser") as the Purchaser under that certain Seller's Warranties and Servicing Agreement dated as of November 1, 2001, (the "Agreement"), does hereby contract with IndyMac Bank, FSB (the "Company") as Company under the Agreement, for the servicing responsibilities related to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto. The Company hereby accepts the servicing responsibilities transferred hereby and on the date hereof assumes all servicing responsibilities related to the Mortgage Loans identified on the attached Mortgage Loan Schedule all in accordance with the Agreement. The contents of each Servicing File required to be delivered to service the Mortgage Loans pursuant to the Agreement have been or shall be delivered to the Company by the Purchaser in accordance with the terms of the Agreement.

         With respect to the Mortgage Loans made subject to the Agreement hereby, the related Closing Date shall be ___________________.

         All other terms and conditions of this transaction shall be governed by the Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

         This Acknowledgment Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Purchaser and the Company have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                          PURCHASER:
                                          LEHMAN BROTHERS BANK, FSB
                                          By: _______________________________
                                          Name: _____________________________
                                          Title: ____________________________



                                          SELLER:
                                          INDYMAC BANK, FSB
                                          By: _______________________________
                                          Name: _____________________________
                                          Title: ____________________________